    As filed with the Securities and Exchange Commission on February 25, 1999
                                        Securities Act File No. 33-65632;
                                        Investment Company Act File No. 811-7840

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                      ------------------------------------


                                    FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                  [X]


                           PRE-EFFECTIVE AMENDMENT NO.                    [ ]



                        POST-EFFECTIVE AMENDMENT NO. 11                   [X]


                                     AND/OR

                          REGISTRATION STATEMENT UNDER
                         INVESTMENT COMPANY ACT OF 1940                   [X]


                                AMENDMENT NO. 13                          [X]

                        (Check appropriate box or boxes)

                      ------------------------------------


                              SCHRODER SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)
                  787 Seventh Avenue, New York, New York 10019
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, including Area Code: (212) 492-6000

     It is proposed that this filing will become effective (check appropriate box):

     ___ Immediately upon filing pursuant to paragraph (b)

      X  On March 1, 1999 pursuant to paragraph (b)
     ---

     ___ 60 days after filing pursuant to paragraph (a)(1)

     ___ On (date) pursuant to paragraph (a)(1)

     ___ 75 days after filing pursuant to paragraph (a)(2)
     ___ On (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate, check the following box:

     ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               CATHERINE A. MAZZA
                                 VICE PRESIDENT
                              SCHRODER SERIES TRUST
                               787 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019
                     (Name and Address of Agent for Service)

                                   Copies to:
                            TIMOTHY W. DIGGINS, ESQ.
                                  ROPES & GRAY
                             ONE INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS 02110-2624

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

SCHRODERS

PROSPECTUS

INVESTOR SHARES
MARCH 1, 1999

[GRAPHIC OMITTED]

SCHRODER LARGE CAPITALIZATION EQUITY FUND
SCHRODER SMALL CAPITALIZATION VALUE FUND
SCHRODER MIDCAP VALUE FUND
SCHRODER INVESTMENT GRADE INCOME FUND
SCHRODER SHORT-TERM INVESTMENT FUND


Neither the U.S. Securities and Exchange Commission nor any State securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

[SCHRODER LOGO]

--------------------------------------------------------------------------------
PROSPECTUS
MARCH 1, 1999
SCHRODER SERIES TRUST
Investor Shares

This prospectus describes five mutual funds offered by Schroder Series Trust. The Trust offers Investor Shares of the Funds in this prospectus. Schroder Capital Management Inc. ("Schroder") manages the Funds.

        SCHRODER LARGE CAPITALIZATION EQUITY FUND seeks long-term growth of capital. The Fund invests primarily in equity securities of companies with large market capitalizations (generally more than $5 billion).

        SCHRODER SMALL CAPITALIZATION VALUE FUND seeks capital appreciation. The Fund invests primarily in equity securities of companies with small market capitalizations (generally less than $1.5 billion).

        SCHRODER MIDCAP VALUE FUND seeks long-term capital appreciation. The Fund invests primarily in equity securities of mid-cap companies (companies with market capitalizations of between $750 million and $5 billion).

        SCHRODER INVESTMENT GRADE INCOME FUND seeks current income consistent with preservation of capital. Growth of capital is a secondary objective, to the extent consistent with the Fund's principal objective. The Fund invests primarily in investment grade fixed-income securities.

        SCHRODER SHORT-TERM INVESTMENT FUND seeks as high a rate of income as Schroder believes is consistent with preservation of capital and maintenance of liquidity. The Fund invests in a portfolio of high-quality short-term debt instruments, but it is not a money market fund.

You can call Schroder at (800) 464-3108 to find out more about these Funds and other funds in the Schroder family.

The prospectus explains what you should know about the Funds before you invest. Please read it carefully.


NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


SUMMARY INFORMATION.........................................      4
   Schroder Large Capitalization Equity Fund................      5
   Schroder Small Capitalization Value Fund.................      6
   Schroder MidCap Value Fund...............................      7
   Schroder Investment Grade Income Fund....................      8
   Schroder Short-Term Investment Fund......................     10
   Fees and Expenses........................................     12
PRINCIPAL RISKS AND OTHER STRATEGIES........................     14
MANAGEMENT OF THE FUNDS.....................................     18
HOW THE FUNDS' SHARES ARE PRICED............................     20
HOW TO BUY SHARES...........................................     20
HOW TO SELL SHARES..........................................     22
EXCHANGES...................................................     22
DIVIDENDS AND DISTRIBUTIONS.................................     22
TAXES.......................................................     23
YEAR 2000 DISCLOSURE........................................     23
FINANCIAL HIGHLIGHTS........................................     24

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

              FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.

  PLEASE CALL 800-730-2932 FOR COMPLETE INFORMATION AND TO OBTAIN THE RELEVANT
                                  PROSPECTUS.

            PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

SCHRODER CAPITAL FUNDS (DELAWARE)
Schroder International Fund
Schroder Emerging Markets Fund
Schroder International Bond Fund
Schroder International Smaller Companies Fund
Schroder U.S. Diversified Growth Fund
Schroder Micro Cap Fund
Schroder U.S. Smaller Companies Fund

SCHRODER SERIES TRUST
Schroder Large Capitalization Equity Fund
Schroder Small Capitalization Value Fund
Schroder MidCap Value Fund
Schroder Investment Grade Income Fund
Schroder Short-Term Investment Fund

SCHRODER SERIES TRUST II
Schroder All-Asia Fund

--------------------------------------------------------------------------------

SUMMARY INFORMATION


The Funds offered by Schroder Series Trust provide a broad range of investment choices. The summaries on the following pages identify each Fund's investment objective, principal investment strategies, and principal risks.



Below each Fund's description is a bar chart showing how the investment returns of that Fund's Investor Shares have varied from year to year. The chart shows returns for each full calendar year since the Fund commenced operations. The table following the chart shows how that Fund's average annual returns for the last year and for the life of the Fund compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of its returns (where more than one calendar year of performance is shown) and by comparing the Fund's performance to a broad measure of market performance. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE. It is possible to lose money on investments in the Funds.

SCHRODER LARGE CAPITALIZATION EQUITY FUND

     - Investment Objective. To seek long-term growth of capital.


     - Principal Investment Strategies. The Fund normally invests at least 65% of its assets in equity securities of companies with large market capitalizations (generally more than $5 billion). The Fund invests in a variety of equity securities, including common and preferred stocks and warrants to purchase common and preferred stocks.


       In selecting securities for the Fund, Schroder focuses on issuers it believes offer the possibility for growth of capital from earnings potential and other factors not fully reflected in current market prices. Such factors may include, for example, a company's probable future earnings, the ratio of its price to earnings, and its relative strength, as well as other factors Schroder may consider significant in a particular industry or under varying market conditions.

     - Principal Risks. The principal risks of investing in the Fund include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general. The Fund is particularly sensitive to the risks associated with "growth" securities, which are issued by companies that Schroder expects to have relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities and may be more sensitive to changes in a company's current or expected earnings.

          SCHRODER LARGE CAPITALIZATION EQUITY FUND - INVESTOR SHARES

CALENDAR YEAR END            SCHRODER LARGE CAPITALIZATION EQUITY FUND
-----------------            -----------------------------------------
1995                                          28.29
1996                                          19.94
1997                                          26.25
1998                                          32.31

During the periods shown above, the highest quarterly return was 23.50% for the quarter ended December 31, 1998, and the lowest was -10.88% for the quarter ended September 30, 1998.


-------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                              LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 1998)           PAST ONE YEAR           (SINCE 2/16/94)
-------------------------------------------------------------------------------------------
 Schroder Large Capitalization Equity Fund          32.31%                   19.35%
-------------------------------------------------------------------------------------------
 Standard & Poor's 500 Index*                       28.58%                   24.36%
-------------------------------------------------------------------------------------------


* The Standard & Poor's 500 Index is a market weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

SCHRODER SMALL CAPITALIZATION VALUE FUND

     - Investment Objective. To seek capital appreciation.


     - Principal Investment Strategies. The Fund normally invests at least 65% of its assets in equity securities of companies with small market capitalizations (generally less than $1.5 billion). The Fund invests in a variety of equity securities, including common and preferred stocks and warrants to purchase common and preferred stocks.



       The Fund normally invests primarily in equity securities Schroder believes to be undervalued. In selecting securities for the Fund, Schroder analyzes, among other things, a company's financial data and business fundamentals in an attempt to identify companies whose potential for earnings growth or whose financial or business assets are undervalued by the market in general.


     - Principal Risks. The principal risks of investing in the Fund include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect particular companies in the portfolio. The Fund is particularly sensitive to this risk because it invests primarily in small capitalization companies, which tend to be more vulnerable to adverse developments than larger companies. The Fund is also particularly sensitive to the risks associated with "value" securities, which are issued by companies that may have experienced adverse developments or may be subject to special risks that have caused their securities to be out of favor. The Fund is also subject to the risk of general declines in the U.S. equity market.

           SCHRODER SMALL CAPITALIZATION VALUE FUND - INVESTOR SHARES

                                                               SCHRODER SMALL CAPITALIZATION VALUE FUND
                                                               ----------------------------------------
'1995'                                                                           23.39
'1996'                                                                           23.91
'1997'                                                                           32.13
'1998'                                                                           -6.19

During the periods shown above, the highest quarterly return was 20.45% for the quarter ended June 30, 1997, and the lowest was -19.42% for the quarter ended September 30, 1998.


-------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                              LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 1998)           PAST ONE YEAR           (SINCE 2/16/94)
-------------------------------------------------------------------------------------------
 Schroder Small Capitalization Value Fund           -6.19%                   12.80%
-------------------------------------------------------------------------------------------
 Russell 2000 Index*                                -2.55%                   11.54%
-------------------------------------------------------------------------------------------


* The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. companies.

SCHRODER MIDCAP VALUE FUND

     - Investment Objective. To seek long-term capital appreciation.


     - Principal Investment Strategies. The Fund normally invests at least 65% of its assets in equity securities of mid-cap companies - companies with market capitalizations of between $750 million and $5 billion. The Fund invests in a variety of equity securities, including common and preferred stocks, and warrants to purchase common and preferred stocks.



       The Fund normally invests primarily in equity securities Schroder believes to be undervalued. In selecting securities for the Fund, Schroder analyzes, among other things, a company's financial data and business fundamentals in an attempt to identify companies whose potential for earnings growth or whose financial or business assets are undervalued by the market in general.


     - Principal Risks. The principal risks of investing in the Fund include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect particular companies in the portfolio. The Fund is more sensitive to this risk because it invests primarily in mid-cap companies, which tend to be more vulnerable to adverse developments than larger companies (though often less so than small capitalization companies). The Fund is also particularly sensitive to the risks associated with "value" securities, which are issued by companies that may have experienced adverse developments or may be subject to special risks that have caused their securities to be out of favor. The Fund is also subject to the risk of general declines in the U.S. equity market.

                  SCHRODER MIDCAP VALUE FUND - INVESTOR SHARES

                                                              SCHRODER MIDCAP VALUE FUND - INVESTOR SHARES
                                                              --------------------------------------------
'1998'                                                                            2.19%

During the period shown above, the highest quarterly return was 24.26% for the quarter ended December 31, 1998, and the lowest was -22.19% for the quarter ended September 30, 1998.


-------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                              LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 1998)           PAST ONE YEAR            (SINCE 8/1/97)
-------------------------------------------------------------------------------------------
 Schroder MidCap Value Fund                          2.19%                    6.50%
-------------------------------------------------------------------------------------------
 Standard & Poor's Midcap 400 Index*                19.11%                   18.32%
-------------------------------------------------------------------------------------------


* The Standard & Poor's Midcap 400 Index is a market weighted composite index of 400 stocks in the middle capitalization sector of the U.S. equities market.

SCHRODER INVESTMENT GRADE INCOME FUND

     - Investment Objective. To seek current income consistent with preservation of capital. Growth of capital is a secondary objective, to the extent consistent with the Fund's principal objective.


     - Principal Investment Strategies. The Fund normally invests at least 90% of its assets in U.S. Government securities and in debt securities and preferred stocks that are "investment grade" quality. To be considered "investment grade," the securities must be rated (at the time of investment) in the four highest grades by Moody's Investors Service, Inc. or Standard and Poor's Ratings Services or determined by Schroder to be of comparable quality. The Fund will not invest more than 25% of its assets in securities ranked below the third highest grade by Moody's or Standard and Poor's. The Fund may invest a substantial portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations.


       Schroder may take full advantage of the entire range of maturities of the securities in which the Fund may invest. Schroder may also adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and expectations of future changes in interest rates. Thus, at certain times, the average maturity of the Fund's portfolio may be relatively short (from under one year to five years, for example) and at other times may be relatively long (more than ten years, for example). To the extent consistent with the Fund's principal objective, Schroder also attempts to achieve growth of capital for the Fund by identifying issuers of securities which are undervalued by the market, including issuers in particular sectors of the fixed-income market.


     - Principal Risks. The principal risks of investing in the Fund include the risk that interest rates will rise or fall in ways not anticipated by Schroder. For example, if interest rates were to rise, the values of fixed-income securities held by the Fund would typically fall. Securities having longer maturities would tend to experience greater price declines in response to rising interest rates. As described above, the average maturity of the Fund's portfolio will vary, but may be relatively long at times. If the Fund held securities with relatively long maturities at a time when interest rates were to rise, the value of the Fund's shares would likely fall more than if the Fund had invested in securities with shorter maturities. The Fund is also subject to the risk that the issuer of a fixed-income security will have its credit rating downgraded or will be unable to pay its obligations when due. This could cause the Fund's portfolio securities to decline in value, especially where an issuer defaults on its obligations. The Fund attempts to minimize credit risk by investing primarily in investment grade securities.



       The Fund's investment in mortgage-backed securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. Falling interest rates may tend to increase prepayments, which could significantly shorten the effective maturities of mortgage-backed securities. Similarly, rising interest rates may tend to reduce prepayments, which could significantly lengthen the effective maturities. When interest rates decline, significant unscheduled prepayments on the underlying mortgages would have to be reinvested at the then-prevailing lower rates. Therefore, the Fund's mortgage-backed securities may have less potential for capital appreciation during periods of falling interest rates than other fixed-income securities of comparable maturities. However, the securities may have a comparable risk of decline in market value during periods of rising interest rates.

            SCHRODER INVESTMENT GRADE INCOME FUND - INVESTOR SHARES

                                   SCHRODER INVESTMENT GRADE INCOME FUND - INVESTOR SHARES
1995                                                       18.31
1996                                                        2.04
1997                                                        8.23
1998                                                        7.79

During the periods shown above, the highest quarterly return was 6.50% for the quarter ended June 30, 1995, and the lowest was -2.21% for the quarter ended March 31, 1996.


---------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                      LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 1998)                   PAST ONE YEAR           (SINCE 2/22/94)
---------------------------------------------------------------------------------------------------
 Schroder Investment Grade Income Fund                      7.79%                    6.33%
---------------------------------------------------------------------------------------------------
 Lehman Brothers Government/Corporate Index*                9.47%                    7.57%
---------------------------------------------------------------------------------------------------


     * The Lehman Brothers Government/Corporate Index is a composite of approximately 5,000 investment grade government and corporate debt issues with maturities greater than 1 year.


The yield on the Fund's Investor Shares for the 30-day period ended January 31, 1999 was 5.22%. Please call Schroder at (800) 464-3108 for more recent yield information for the Fund.

SCHRODER SHORT-TERM INVESTMENT FUND

     - Investment Objective. To seek as high a rate of income as Schroder believes is consistent with preservation of capital and maintenance of liquidity. While the Fund intends to invest in short-term securities, it is not a money-market fund. The Fund's net asset value will fluctuate based on changes in interest rates and other factors affecting the values of the Fund's portfolio securities.


     - Principal Investment Strategies. The Fund will normally invest all of its assets in a portfolio of high-quality short-term instruments consisting of any or all of the following: prime commercial paper; U.S. Government securities; corporate obligations rated at least Aa by Moody's or AA by Standard & Poor's; bankers' acceptances, bank certificates of deposit or bank time deposits; repurchase agreements with respect to U.S. Government securities or any of the other fixed-income securities described above; and other securities (such as certain mortgage-backed securities) rated at least Aa or P-1 by Moody's or AA or A-1 by Standard & Poor's or, under certain circumstances, determined by Schroder to be of comparable quality.


       All of the Fund's investments will normally have remaining maturities of three years or less at the time of investment. The Fund will normally invest at least 65% of its assets in obligations with remaining maturities of two years or less at the time of investment. The average maturity of the Fund's portfolio securities based on their dollar value generally will not exceed one year at the time of each investment. When a security is subject to a repurchase agreement, the amount and maturity of the Fund's investment will be determined by reference to the amount and term of the repurchase agreement, not by reference to the underlying security.


       A portion of the securities held by the Fund may consist of asset-backed securities, including mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations. Schroder will calculate the "maturity" of such an obligation and other similar obligations, for purposes of determining the Fund's compliance with the requirements set out above, based on Schroder's estimate of the period of time remaining until all of the scheduled payments in respect of that obligation will have been made. That period may be shorter than the stated maturity of the obligation.



     - Principal Risks. The principal risks of investing in the Fund include the risk that interest rates will rise or fall in ways not anticipated by Schroder. For example, if interest rates were to rise, the values of fixed-income securities held by the Fund would typically fall. The Fund is also subject to the risk that the issuer of a fixed-income security will have its credit rating downgraded or will be unable to pay its obligation when due. This could cause the Fund's portfolio securities to decline in value, especially where an issuer defaults on its obligations. The Fund attempts to minimize both interest rate risk and credit risk by investing in a portfolio of high-quality short-term instruments. However, the Fund is not a money market fund and its net asset value will fluctuate based on changes in interest rates and other factors affecting the values of the Fund's portfolio securities.



       The Fund's investment in mortgage-backed securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. Falling interest rates may tend to increase prepayments, which could significantly shorten the effective maturities of mortgage-backed securities. Similarly, rising interest rates may tend to reduce prepayments, which could significantly lengthen the effective maturities. When interest rates decline, significant unscheduled prepayments on the underlying mortgages would have to be reinvested at the then-prevailing lower rates. Therefore, the Fund's mortgage-backed securities may have less potential for capital appreciation during periods of falling interest rates than other fixed-income securities of comparable maturities. However, the securities may have a comparable risk of decline in market value during periods of rising interest rates.

             SCHRODER SHORT-TERM INVESTMENT FUND - INVESTOR SHARES

                                                              SCHRODER SHORT-TERM INVESTMENT FUND - INVESTOR
                                                                                  SHARES
                                                              ----------------------------------------------
'1995'                                                                             5.23%
'1996'                                                                             4.55%
'1997'                                                                             4.87%
'1998'                                                                             4.89%


During the periods shown above, the highest quarterly return was 1.55% for the quarter ended September 30, 1995, and the lowest was 0.98% for each of the quarters ended June 30, 1996 and December 31, 1998.



-------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                              LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 1998)           PAST ONE YEAR           (SINCE 1/11/94)
-------------------------------------------------------------------------------------------
 Schroder Short-Term Investment Fund                4.89%                    4.42%
-------------------------------------------------------------------------------------------
 90 Day U.S. Treasury Bill*                         5.01%                    5.19%
-------------------------------------------------------------------------------------------


* The 90 Day U.S. Treasury Bill return represents a four-week average return on the 90 day U.S. Treasury Bill.


The yield on the Fund's Investor Shares for the 30-day period ended January 31, 1999 was 4.87%. Please call Schroder at (800) 464-3108 for more recent yield information for the Fund.

FEES AND EXPENSES

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU INVEST IN INVESTOR SHARES OF THE FUNDS.

SHAREHOLDER FEES
(paid directly from your investment):

Maximum Sales Load Imposed on Purchases                       None
Maximum Deferred Sales Load                                   None
Maximum Sales Load Imposed on Reinvested Dividends            None
Redemption Fee                                                None
Exchange Fee                                                  None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):

                           SCHRODER LARGE   SCHRODER SMALL    SCHRODER        SCHRODER          SCHRODER
                           CAPITALIZATION   CAPITALIZATION     MIDCAP     INVESTMENT GRADE     SHORT-TERM
                            EQUITY FUND       VALUE FUND     VALUE FUND     INCOME FUND      INVESTMENT FUND
                           --------------   --------------   ----------   ----------------   ---------------
Management Fees                 0.75%            0.95%          0.90%           0.50%             0.40%
Distribution (12b-1) Fees       None             None           None            None              None
Other Expenses                  0.45             0.34           1.57            0.75              0.72
Total Annual Fund
  Operating Expenses            1.20             1.29           2.47            1.25              1.12
Fee Waiver and/or
  Expense Limitation            0.25(1)           N/A           1.12(1)         0.50(1)           0.09(1)
Net Expenses                    0.95(1)          1.29           1.35(1)         0.75(1)           1.03(1)


(1) The Net Expenses shown above for Schroder Large Capitalization Equity Fund, Schroder MidCap Value Fund, Schroder Investment Grade Income Fund, and Schroder Short-Term Investment Fund show the effect of contractually imposed expense limitations and/or fee waivers, in effect through October 31, 1999, on the Total Annual Fund Operating Expenses of the Funds. See "Management of the Funds" below.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in Investor Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's Total Annual Fund Operating Expenses remain the same as those set forth on the previous page (absent the noted Fee Waiver and/or Expense Limitation).


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                          ------    -------    -------    --------
Schroder Large Capitalization Equity Fund*                 $123      $383      $  663      $1,461

Schroder Small Capitalization Value Fund                   $132      $411      $  712      $1,564

Schroder MidCap Value Fund*                                $253      $778      $1,330      $2,832

Schroder Investment Grade Income Fund*                     $128      $399      $  690      $1,518

Schroder Short-Term Investment Fund*                       $115      $358      $  620      $1,369


* Assuming that each of these Fund's operating expenses remain the same as the Net Expenses set forth on the previous page, based on the other assumptions above your costs of investing in the Fund would be as follows for 1 year, 3 years, 5 years, and 10 years, respectively:



  Schroder Large Capitalization Equity Fund -- $97, $304, $528, $1,171


 Schroder MidCap Value Fund -- $138, $430, $744, $1,632


 Schroder Investment Grade Income Fund -- $77, $241, $418, $933


 Schroder Short-Term Investment Fund -- $106, $329, $571, $1,264

PRINCIPAL RISKS AND OTHER STRATEGIES


PRINCIPAL RISKS OF INVESTING IN THE FUNDS

A Fund may not achieve its objective in all circumstances and you could lose money by investing. The following provides more detail about the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares.

SCHRODER LARGE CAPITALIZATION EQUITY, SCHRODER SMALL CAPITALIZATION VALUE, AND SCHRODER MIDCAP VALUE FUNDS

These Funds invest primarily in equity securities. The principal risks of investing in these Funds include the risk that their portfolio securities will decline in value due to factors affecting the issuing companies, their industries, or the equity markets generally. These risks may be greater for Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund, which invest primarily in small and mid-cap companies, respectively. Securities of small and mid-cap companies tend to be more vulnerable to adverse developments than larger companies.

- General Risks of Equity Securities. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as lower demand for the company's products or services or poor decisions made by such company's management. Equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs. Equity securities may also decline due to general market conditions which are not specifically related to a company or industry, such as adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment.

- Growth Securities. Each Fund may invest in securities of companies that Schroder believes have earnings that will grow relatively rapidly. A principal strategy of Schroder Large Capitalization Equity Fund is to invest in growth securities. These growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

- Value Securities. Each Fund may also invest in companies that may not be expected to experience significant earnings growth, but whose securities Schroder believes are undervalued. A principal strategy of Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund is to invest in value securities. These companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If Schroder's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that Schroder anticipates.

- Risks of Smaller Capitalization Companies. Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund invest in companies which are smaller and less well-known than larger, more widely held companies. Small and mid-cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

SCHRODER INVESTMENT GRADE INCOME AND SCHRODER SHORT-TERM INVESTMENT FUNDS

These Funds invest primarily in fixed-income securities. The other Funds may also invest a portion of their assets in fixed-income securities. All fixed-income securities are subject to some degree of market (or interest rate) risk and credit risk.

- Market (Interest Rate) Risk of Fixed-Income Securities. Changes in the market values of fixed-income securities are largely an inverse function of changes in the current level of interest rates. During periods of falling interest rates, the values of fixed-income securities generally rise. During periods of rising interest rates, the values of fixed-income securities generally decline. Fluctuations in the market value of a Fund's fixed-income securities generally will not affect interest income on securities already held by the Fund, but will be reflected in the Fund's net asset value.

  When interest rates are falling or remain relatively flat, a portfolio of long-term fixed-income securities will generally outperform a short-term portfolio. On the other hand, when interest rates are rising, a short-term portfolio will generally outperform a long-term portfolio. In general, fixed-income portfolios with longer average maturities generally have a greater potential for total return than shorter maturity portfolios, but are also subject to greater levels of market risk.

  As its name suggests, Schroder Short-Term Investment Fund is managed to have a relatively short average portfolio maturity. Therefore, that Fund is subject to a relatively small level of market risk. Depending upon Schroder's current investment outlook and strategy, the average maturity of Schroder Investment Grade Income Fund's portfolio may be relatively short at times (from under one year to five years, for example) and may be relatively long at other times (more than ten years, for example). That Fund may be subject to relatively high levels of market risk when its average portfolio maturity is long.

- Credit Risk of Fixed-Income Securities. Credit risk associated with fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A portfolio of fixed-income securities is subject to some degree of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the portfolio's share price and income level. Nearly all fixed-income securities are subject to some credit risk, whether the issuers of the securities are corporations, states or local governments, or foreign governments. Even certain U.S. Government securities are subject to credit risk. The Funds will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Schroder will monitor the investment to determine whether keeping the security will help to achieve the Fund's investment objective.

  Schroder Investment Grade Income Fund and Schroder Short-Term Investment Fund each invests in a portfolio of higher-rated fixed-income securities which involve a lesser degree of credit risk than lower quality securities. However, the yields available from these Funds are generally lower than the yields available from fixed-income funds that invest in lower quality securities.

- Risks of Mortgage-Backed Securities. Schroder Investment Grade Income Fund and Schroder Short-Term Investment Fund may invest a portion of their assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holder of the mortgage-backed securities. Prepayments of principal and interest on mortgages underlying mortgage-backed securities may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans, and may significantly shorten the effective maturities of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective maturities of such securities.



  Mortgage-backed securities may offer yields higher than those available from many other types of debt securities, but they are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is caused by the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. These prepayments would have to be reinvested at the then-prevailing lower rates. As a result, a Fund's mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.



ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES



The following provides additional information regarding the Funds' principal investment strategies not discussed in the Summary Information section above.



- Temporary Defensive Strategies. At times, Schroder may judge that conditions in the securities markets make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Schroder may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality fixed-income securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies.



- Changes in Investment Objectives and Policies. The investment objectives and policies of each Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. As a matter of policy, the Trustees would not materially change an investment objective of a Fund without shareholder approval.



- Percentage Investment Limitations. Unless otherwise noted, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.


OTHER INVESTMENTS STRATEGIES AND TECHNIQUES

In addition to the principal investment strategies described in the Summary Information section above, the Funds may at times use the strategies and techniques described below, which involve certain special risks. This prospectus does not attempt to disclose all of the various investment techniques and types of securities that Schroder might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the fund's adviser.

- Securities Loans and Repurchase Agreements. Each Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers, and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from realizing the collateral.

- When-Issued, Delayed Delivery, and Forward Commitment Transactions. Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

- U.S. Government Securities. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

- Variable and Floating Rate Instruments. Certain obligations purchased by Schroder Investment Grade Income Fund and Schroder Short-Term Investment Fund may be variable or floating rate instruments and may involve a demand or interest rate reset feature. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par value prior to maturity. When interest rates fall, variable and floating rate instruments generally will not increase in value as much as fixed-rate instruments of similar credit quality, although they will generally lose less value than similarly rated fixed-rate instruments when interest rates rise. When determining the maturity of a variable or floating rate instrument, a Fund may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the stated maturity of the instrument. The absence of an active secondary market for these instruments could make it difficult for a Fund to dispose of them.

- Zero-Coupon Bonds. Each Fund may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently.

- Derivative Investments. Each of the Funds may engage in a variety of transactions involving the use of derivative instruments for purposes of increasing its investment return or hedging against market changes. These may include options, futures, and indices, for example. Derivative instruments involve the risk that they may not work as intended under all market conditions. Also, derivatives often involve the risk that the other party to the transaction will be unable to meet its obligations.

- Portfolio Turnover. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by the Funds, on which shareholders may pay taxes.

- Other Investments. The Funds may also invest in other types of securities and utilize a variety of investment techniques and strategies which are not described in this prospectus, such as investment in foreign securities and the use of foreign currency transactions. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional techniques and strategies that may be used by the Funds.

MANAGEMENT OF THE FUNDS

The Trust is governed by a Board of Trustees which has retained Schroder to manage the investments of each Fund. Subject to the control of the Trustees, Schroder also manages the Funds' other affairs and business. Schroder has served as investment adviser to each of the Funds since inception.

Schroder has been an investment manager since 1962, and currently serves as investment adviser to the Funds and a broad range of institutional investors. Schroder's address is 787 Seventh Avenue, New York, New York 10019, and its telephone number is (800) 464-3108.

- Management Fees Paid by the Funds. For the fiscal year ended October 31, 1998, the Funds paid management fees to Schroder at the following annual rates (based on the average daily net assets of each Fund taken separately):
  Schroder Large Capitalization Equity Fund - 0.59%; Schroder Small Capitalization Value Fund - 0.95%; Schroder MidCap Value Fund - 0.90%; Schroder Investment Grade Income Fund - 0.21%; and Schroder Short-Term Investment Fund - 0.40%. The amounts paid by each Fund except Schroder Small Capitalization Value Fund reflect expense limitations and/or waivers described below.

- Expense Limitations and Waivers. In order to limit the Funds' expenses, Schroder is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 1999 to the extent that each Fund's total operating expenses attributable to its Investor Shares exceed the following annual rates (based on the average daily net assets of each Fund taken separately): Schroder Large Capitalization Equity Fund - 1.55%; Schroder Small Capitalization Value Fund - 1.70%; Schroder MidCap Value Fund - 1.35%; Schroder Investment Grade Income Fund - 1.12%; and Schroder Short-Term Investment Fund - 1.03%. In addition, Schroder is contractually obligated, through October 31, 1999, to waive a portion of the management fees it is entitled to receive from Schroder Large Capitalization Equity Fund and from Schroder Investment Grade Income Fund. As a result, during the period of the waiver, Schroder Large Capitalization Equity Fund will pay management fees to Schroder at the annual rate of 0.50% of the Fund's average daily net assets, and Schroder Investment Grade Income Fund will pay no management fees.

- Portfolio Managers. Schroder's investment decisions for each of the Funds are generally made by a committee of investment professionals at Schroder. The following directors and officers of Schroder have had primary responsibility for making recommendations to the committee for the noted Funds since the years shown below. Their recent professional experience is also shown.


         SCHRODER FUND              PORTFOLIO MANAGER      SINCE         RECENT PROFESSIONAL EXPERIENCE
         -------------              -----------------      -----         ------------------------------
Large Capitalization Equity Fund   Paul Morris           1997        Employed as an investment professional
                                                                     at Schroder since 1997. Prior to
                                                                     joining Schroder, Mr. Morris served as
                                                                     Principal Senior Portfolio Manager at
                                                                     Weiss, Peck & Greer, L.L.C. from 1995
                                                                     to 1996, and as Managing Director at
                                                                     Union Bank of Switzerland from 1987 to
                                                                     1995.

Small Capitalization Value Fund    Nancy B. Tooke        Inception   Employed as an investment professional
                                                         (1994)      at Schroder since 1994.

MidCap Value Fund                  Nancy B. Tooke        Inception   See above.
                                                         (1997)

Investment Grade Income Fund       Robert C. Michele     1998        Employed as an investment professional
                                                                     at Schroder since 1998. Prior to
                                                                     joining Schroder, Mr. Michele served
                                                                     as a Managing Director and Portfolio
                                                                     Manager at Black Rock Financial
                                                                     Management from 1995 to 1998, and as a
                                                                     Director at CS First Boston Investment
                                                                     Management from 1993 to 1995.

                                   Richard Gotterer      1998        Employed as an investment professional
                                                                     at Schroder since 1993.

Short-Term Investment Fund         Robert C. Michele     1998        See above.

                                   Richard Gotterer      1998        See above.

HOW THE FUNDS' SHARES ARE PRICED


Each Fund calculates the net asset value of its Investor Shares by dividing the total value of its assets attributable to its Investor Shares, less its liabilities attributable to those shares, by the number of its Investor Shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open. The Trust expects that days, other than weekend days, that the Exchange will not be open are New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds value their portfolio securities for which market quotations are readily available at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. The Funds value all other securities and assets at their fair values as determined by Schroder.


HOW TO BUY SHARES

The Trust sells Investor Shares of the Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund you select.

Investors may purchase Investor Shares of the Funds by completing an Account Application and sending payment by check or wire as described below. An Account Application may be obtained from (i) Schroder Fund Advisors Inc., the Trust's principal underwriter, (ii) the Trust's transfer agent, Boston Financial Data Services, Inc. ("BFDS"), Two Heritage Drive, North Quincy, Massachusetts 02171, or (iii) by calling (800) 464-3108.

Investor Shares of each of the Funds are sold at their net asset value next determined after Schroder Fund Advisors Inc. receives your order. In order for you to receive that day's net asset value, Schroder Fund Advisors Inc. must receive your order before the close of regular trading on the New York Stock Exchange.

The minimum initial investment in Investor Shares of the Trust is $25,000 (which you may allocate in any amounts among the various Funds). Schroder Fund Advisors Inc. may, in its sole discretion, accept smaller initial or subsequent investments so long as the investor is an employee of Schroder or any of its affiliates or has an investment account with Schroder with a minimum balance specified by Schroder from time to time. None of the Funds issue share certificates.

PURCHASES BY CHECK

Purchases may be made by mailing a check (in U.S. dollars), payable to (i) Schroder Series Trust if you are purchasing shares of two or more Funds or (ii) the name of the Fund to be purchased (e.g., Schroder Small Capitalization Value
Fund) if you are purchasing shares of a single Fund. Third-party checks will not be accepted.

For initial purchases, the check must be accompanied by a completed Account Application in proper form. Further documentation may be requested to evidence the authority of the person or entity making the subscription request.

Complete and sign the Account Application and mail it with your check to:

                  Schroder Series Trust
                  P.O. Box 8507
                  Boston, MA 02266

PURCHASES BY WIRE

If your initial investment is by wire, your order must be preceded by a completed Account Application. Upon receipt of the Application, the Trust will assign you an account number and your account will become active. Wire orders received prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading will be processed at the net asset value determined as of that day. Wire orders received after that time will be processed at the net asset value determined thereafter.

Federal Reserve Bank wire instructions are as follows:

                  State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, MA 02101
                  ABA: 011000028
                  Attn: Schroder Series Trust
                  DDA: 9904-650-0
                  FBO: Account Registration
                  A/C: Account Number Assigned By BFDS - Name of Fund(s).

AUTOMATIC PURCHASES

You can make regular investments of $100 or more per month or quarter in Investor Shares of the Funds through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108.

OTHER PURCHASE INFORMATION


Investor Shares of each Fund may be purchased for cash or in exchange for securities held by the investor, subject to the determination by Schroder that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroder will consider, among other things, whether they are liquid securities of a type consistent with the investment objectives and policies of the Fund in question and have a readily ascertainable value.) If a Fund receives securities from an investor in exchange for shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis). Any gain on the sale of those securities would be subject to distribution as capital gain to all of the Fund's shareholders. Schroder reserves the right to reject any particular investment. Securities accepted by Schroder will be valued in the same manner as are the Trust's portfolio securities as of the time of the next determination of the Funds' net asset values. All dividend, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the relevant Fund and must be delivered to the Fund upon receipt by the investor. A gain or loss for federal income tax purposes may be realized by investors upon the exchange. Investors interested in purchases through exchange should telephone Schroder at (800) 464-3108.


Schroder Fund Advisors Inc., Schroder, or their affiliates may, at their own expense and out of their own assets, provide compensation to dealers or other financial intermediaries in connection with sales of Trust shares or shareholder servicing. In some instances, this compensation may be made available only to certain dealers or other financial intermediaries who have sold or are expected to sell significant amounts of shares of the Trust. If you purchase or sell shares through a financial intermediary, the intermediary may charge a fee for its services. Consult your financial intermediary for information.

HOW TO SELL SHARES

You may sell your Investor Shares back to a Fund any day the New York Stock Exchange is open by sending a letter of instruction or stock power form to BFDS. When you sell your shares, you will get back the full value of the shares, without any deferred sales charge. The price you will receive is the net asset value next determined after receipt of your redemption request in good order. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and if it is signed exactly in accordance with the registration form. Signatures must be guaranteed by a bank, broker/dealer, or certain other financial institutions. BFDS may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, or surviving joint owners.

The Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in writing by BFDS in good order. (The Trust generally sends payment for shares the business day after a request is received.) Under unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

If you own fewer shares than a minimum amount set by the Trustees (presently 50 shares) of any Fund, the Trust may choose to redeem your shares in that Fund and pay you for them. You will receive at least 30 days written notice before the Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Trust may also redeem shares if you own shares of any Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

EXCHANGES

You can exchange your Investor Shares of any Fund for Investor Shares of any other Fund, or another series in the Schroder family of funds, at any time at their respective net asset values. To exchange shares, please call (800) 464-3108. The Trust reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any such change or suspension.

DIVIDENDS AND DISTRIBUTIONS

- Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund, and Schroder MidCap Value Fund. Each of these Funds distributes any net investment income and any net realized capital gains at least once a year. Distributions from net investment income, if any, are expected to be small.

- Schroder Investment Grade Income Fund. This Fund distributes net investment income monthly and any net realized capital gains at least once a year.

- Schroder Short-Term Investment Fund. This Fund declares all of its net income as a dividend each day the Fund is open for business. Dividends are declared each business day to shareholders of record at the time of the declaration. You begin earning dividends on the day after the Fund receives payment for your shares. The Fund's net income for Saturdays, Sundays, and holidays is declared as a dividend on the next business day. Each month's dividends will be paid on the last day of that month (or, if that day is not a business day, on the preceding business day). A shareholder who withdraws the entire balance of an account at any time during the month will be paid all dividends declared through the date of the withdrawal.

YOU CAN CHOOSE FROM THREE DISTRIBUTION OPTIONS:

- Reinvest all distributions in additional Investor Shares of your Fund;

- Receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional Investor Shares of your Fund; or

- Receive all distributions in cash.

You can change your distribution option by notifying BFDS in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Investor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

TAXES

- Taxes on dividends and distributions. For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long your Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before you invested (and thus were included in the price you paid for your shares). Distributions of gains from investments that a Fund owned for more than 12 months will be taxable as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will be taxable as ordinary income. Distributions are taxable whether you received them in cash or reinvested them in additional shares of the Funds.


- Taxes when you sell or exchange your shares. Any gain resulting from the sale or exchange of your shares of the Funds (including an exchange for Investor Shares of another Fund) will also generally be subject to federal income tax.


- Consult your tax advisor about other possible tax consequences. This is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible state and local taxes.

YEAR 2000 DISCLOSURE


The Funds receive services from Schroder, Schroder Fund Advisors Inc., BFDS, State Street Bank and Trust Company, and other providers which rely on the smooth functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of the software to distinguish the Year 2000 from the Year 1900. Schroder is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds from this problem. In addition, there can be no assurance that the Year 2000 problem will not have an adverse impact on companies and other issuers in which the Funds invest or on the securities markets generally, which may reduce the value the Funds' portfolio investments.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each of the Funds for the past 5 years or since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in Investor Shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Arthur Andersen LLP, whose report, along with each Fund's financial statements, are included in the Funds' annual report to shareholders. The annual report is available upon request.

SCHRODER LARGE CAPITALIZATION EQUITY FUND

(For an Investor Share outstanding throughout the period.)


                                              YEAR ENDED OCTOBER 31,             PERIOD ENDED
                                      ---------------------------------------    OCTOBER 31,
                                       1998        1997      1996      1995        1994(1)
                                      -------     -------   -------   -------    ------------
Net Asset Value at Beginning of
  Period                              $ 14.48     $ 12.18   $ 11.12   $  9.45      $ 10.00
Income from Investment Operations:
  Net Investment Income                  0.05(2)     0.10      0.11      0.11(2)      0.06(2)
  Net Realized and Unrealized Gain
     (Loss) on Investments               2.95        3.04      1.92      1.63        (0.61)
                                      -------     -------   -------   -------      -------
Total from Investment Operations         3.00        3.14      2.03      1.74        (0.55)
                                      -------     -------   -------   -------      -------
Less Distributions:
  From Net Investment Income            (0.09)      (0.11)    (0.13)    (0.07)        0.00
  From Net Realized Capital Gains       (2.64)      (0.73)    (0.84)     0.00         0.00
                                      -------     -------   -------   -------      -------
  Total Distributions                   (2.73)      (0.84)    (0.97)    (0.07)        0.00
                                      -------     -------   -------   -------      -------
Net Asset Value at End of Period      $ 14.75     $ 14.48   $ 12.18   $ 11.12      $  9.45
                                      =======     =======   =======   =======      =======
Total Return                            23.91%      26.18%    19.30%    18.63%       (5.50%)(3)
Ratios & Supplemental Data
  Net Assets at End of Period
     (000's)                          $60,694     $45,552   $42,905   $38,088      $21,309
  Ratio of Operating Expenses to
     Average Net Assets                  1.04%(2)    1.23%     1.26%     1.40%(2)     1.30%(2)(4)
  Ratio of Net Investment Income to
     Average Net Assets                  0.36%       0.63%     0.94%     1.27%        1.37%(4)
  Portfolio Turnover Rate              161.11%      64.91%    56.83%    83.15%      102.56%(3)

(1) For the period February 16, 1994 (commencement of investment operations) through October 31, 1994.


(2) Net Investment Income is after reimbursement of certain expenses and/or a management fee waiver by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay, reimburse or waive expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows: 1998 - $0.03 and 1.20%, 1995 - $0.11 and 1.45%,
    1994 - $0.02 and 2.17%, respectively.


(3) Not annualized.

(4) Annualized.

SCHRODER SMALL CAPITALIZATION VALUE FUND

(For an Investor Share outstanding throughout the period.)


                                              YEAR ENDED OCTOBER 31,            PERIOD ENDED
                                       -------------------------------------    OCTOBER 31,
                                        1998      1997      1996      1995        1994(1)
                                       -------   -------   -------   -------    ------------
Net Asset Value at Beginning of
  Period                               $ 17.67   $ 13.05   $ 10.77   $  9.77      $ 10.00
Income from Investment Operations:
  Net Investment Income (Loss)           (0.02)    (0.05)    (0.05)    (0.03)(2)      0.00(2)
  Net Realized and Unrealized Gain
     (Loss) on Investments               (2.05)     5.65      2.34      1.03        (0.23)
                                       -------   -------   -------   -------      -------
Total from Investment Operations         (2.07)     5.60      2.29      1.00        (0.23)
                                       -------   -------   -------   -------      -------
Less Distributions:
  From Net Realized Capital Gains        (2.69)    (0.98)    (0.01)     0.00         0.00
                                       -------   -------   -------   -------      -------
  Total Distributions                    (2.69)    (0.98)    (0.01)     0.00         0.00
                                       -------   -------   -------   -------      -------
Net Asset Value at End of Period       $ 12.91   $ 17.67   $ 13.05   $ 10.77      $  9.77
                                       =======   =======   =======   =======      =======
Total Return                            (13.29%)   48.46%    21.17%    10.27%       (2.30%)(3)
Ratios & Supplemental Data
  Net Assets at End of Period
     (000's)                           $67,814   $96,709   $48,614   $47,929      $21,193
  Ratio of Operating Expenses to
     Average Net Assets                   1.29%     1.32%     1.43%     1.56%(2)     1.45%(2)(4)
  Ratio of Net Investment Income to
     Average Net Assets                  (0.14%)   (0.36%)   (0.34%)   (0.29%)       0.17%(4)
  Portfolio Turnover Rate                87.51%    77.48%    81.63%    45.74%       18.53%(3)

(1) For the period February 16, 1994 (commencement of investment operations) through October 31, 1994.

(2) Net Investment Income (Loss) is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income (Loss) per share and Ratio of Operating Expenses to Average Net Assets would have been as follows: 1995 - $(0.03) and 1.62%, 1994 - $(0.04) and 3.15%, respectively.

(3) Not annualized.
(4) Annualized.

SCHRODER MIDCAP VALUE FUND

(For an Investor Share outstanding throughout the period.)



                                                              YEAR ENDED           PERIOD ENDED
                                                              OCTOBER 31,          OCTOBER 31,
                                                                 1998                1997(1)
                                                              -----------          ------------
Net Asset Value at Beginning of Period                          $ 10.36              $ 10.00
Income from Investment Operations:
  Net Investment Income (Loss)(2)                                 (0.01)                0.00
  Net Realized and Unrealized Gain (Loss) on Investments          (0.63)                0.36
                                                                -------              -------
Total from Investment Operations                                  (0.64)                0.36
                                                                -------              -------
Less Distributions:
  From Net Realized Capital Gains                                  0.00                 0.00
                                                                -------              -------
  Total Distributions                                              0.00                 0.00
                                                                -------              -------
Net Asset Value at End of Period                                $  9.72              $ 10.36
                                                                =======              =======
Total Return                                                      (6.18%)               3.60%(3)
Ratios & Supplemental Data
  Net Assets at End of Period (000's)                           $10,484              $10,066
  Ratio of Operating Expenses to Average Net Assets(2)             1.35%                1.35%(4)
  Ratio of Net Investment Income to Average Net Assets            (0.06%)              (0.13%)(4)
  Portfolio Turnover Rate                                        165.62%               11.96%(3)

(1) For the period August 1, 1997 (commencement of investment operations) through October 31, 1997.

(2) Net Investment Income (Loss) is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income (Loss) per share and Ratio of Operating Expenses to Average Net Assets would have been as follows: 1998 - $(0.12) and 2.47%, 1997 - $(0.06) and 4.33%, respectively.

(3) Not annualized.

(4) Annualized.

SCHRODER INVESTMENT GRADE INCOME FUND

(For an Investor Share outstanding throughout the period.)


                                              YEAR ENDED OCTOBER 31,             PERIOD ENDED
                                     ----------------------------------------    OCTOBER 31,
                                      1998       1997       1996       1995        1994(1)
                                     -------    -------    -------    -------    ------------
Net Asset Value at Beginning of
  Period                             $  9.77    $  9.70    $  9.93    $  9.14      $ 10.00
Income from Investment Operations:
  Net Investment Income(2)              0.54       0.49       0.53       0.59         0.34
  Net Realized and Unrealized Gain
     (Loss) on Investments              0.23       0.16      (0.11)      0.79        (0.83)
                                     -------    -------    -------    -------      -------
Total from Investment Operations        0.77       0.65       0.42       1.38        (0.49)
                                     -------    -------    -------    -------      -------
Less Distributions:
  From Net Investment Income           (0.54)     (0.49)     (0.53)     (0.59)       (0.34)
  From Net Realized Capital Gains       0.00      (0.09)     (0.12)      0.00         0.00
  Tax Return of Capital                 0.00       0.00       0.00       0.00        (0.03)
                                     -------    -------    -------    -------      -------
  Total Distributions                  (0.54)     (0.58)     (0.65)     (0.59)       (0.37)
                                     -------    -------    -------    -------      -------
Net Asset Value at End of Period     $ 10.00    $  9.77    $  9.70    $  9.93      $  9.14
                                     =======    =======    =======    =======      =======
Total Return                            8.10%      7.68%      4.38%     15.62%       (4.90%)(3)
Ratios & Supplemental Data
  Net Assets at End of Period
     (000's)                         $28,134    $26,683    $23,708    $23,704      $12,905
  Ratio of Operating Expenses to
     Average Net Assets(2)              0.89%      1.12%      1.12%      1.06%        0.87%(4)
  Ratio of Net Investment Income to
     Average Net Assets                 5.47%      5.58%      5.46%      6.35%        6.39%(4)
  Portfolio Turnover Rate             112.69%     43.65%     68.76%    113.50%      115.63%(3)

(1) For the period February 22, 1994 (commencement of investment operations) through October 31, 1994.


(2) Net Investment Income is after reimbursement of certain expenses and/or a management fee waiver by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay, reimburse or waive expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows: 1998 - $0.51 and 1.25%, 1997 - $0.47 and 1.33%,
    1996 - $0.52 and 1.24%, 1995 - $0.56 and 1.50%, 1994 - $0.21 and 3.98%,
    respectively.


(3) Not annualized.

(4) Annualized.

SCHRODER SHORT-TERM INVESTMENT FUND

(For an Investor Share outstanding throughout the period.)


                                              YEAR ENDED OCTOBER 31,             PERIOD ENDED
                                     ----------------------------------------    OCTOBER 31,
                                      1998       1997       1996       1995        1994(1)
                                     -------    -------    -------    -------    ------------
Net Asset Value at Beginning of
  Period                             $  9.87    $  9.87    $  9.88    $  9.88      $ 10.00
Income from Investment Operations:
  Net Investment Income                 0.46(2)    0.46(2)    0.45       0.49(2)      0.30(2)
  Net Realized and Unrealized Gain
     (Loss) on Investments              0.03      (0.00)      0.00       0.00        (0.12)
                                     -------    -------    -------    -------      -------
Total from Investment Operations        0.49       0.46       0.45       0.49         0.18
                                     -------    -------    -------    -------      -------
Less Distributions:
  From Net Investment Income           (0.46)     (0.46)     (0.45)     (0.49)       (0.30)
  In Excess of Net Investment
     Income                             0.00       0.00      (0.01)      0.00         0.00
                                     -------    -------    -------    -------      -------
  Total Distributions                  (0.46)     (0.46)     (0.46)     (0.49)       (0.30)
                                     -------    -------    -------    -------      -------
Net Asset Value at End of Period     $  9.90    $  9.87    $  9.87    $  9.88      $  9.88
                                     =======    =======    =======    =======      =======
Total Return                            5.09%      4.74%      4.63%      5.02%        1.83%(3)
Ratios & Supplemental Data
  Net Assets at End of Period
     (000's)                         $30,054    $27,346    $30,527    $33,936      $30,771
  Ratio of Operating Expenses to
     Average Net Assets                 1.03%(2)   1.03%(2)   1.00%      0.95%(2)     0.78%(2)(4)
  Ratio of Net Investment Income to
     Average Net Assets                 4.65%      4.64%      4.50%      4.91%        4.48%(4)
  Portfolio Turnover Rate              92.95%     65.57%    154.66%     27.86%       71.38%(3)

(1) For the period January 11, 1994 (commencement of investment operations) through October 31, 1994.


(2) Net Investment Income is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows: 1998 - $0.45 and 1.12%, 1997 - $0.46 and 1.05%, 1995 - $0.47 and 1.08%,
    1994 - $0.24 and 1.66%, respectively.


(3) Not annualized.

(4) Annualized.

SCHRODER SERIES TRUST

Schroder Series Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Trust's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The trust's annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may get free copies of these materials, request other information about a Fund, or make shareholder inquiries by calling 800-464-3108.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission's Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-7840.



SCHRODER SERIES TRUST
P.O. Box 8507
Boston, MA 02266
800-464-3108

0399WS

File No. 811-7840

SCHRODERS

PROSPECTUS

ADVISOR SHARES
MARCH 1, 1999

[GRAPHIC OMITTED]

SCHRODER LARGE CAPITALIZATION EQUITY FUND
SCHRODER SMALL CAPITALIZATION VALUE FUND
SCHRODER MIDCAP VALUE FUND
SCHRODER INVESTMENT GRADE INCOME FUND


Neither the U.S. Securities and Exchange Commission nor any State securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

[SCHRODER LOGO]

--------------------------------------------------------------------------------
PROSPECTUS
MARCH 1, 1999
SCHRODER SERIES TRUST

Advisor Shares



This prospectus describes four mutual funds offered by Schroder Series Trust. The Trust offers Advisor Shares of the Funds in this prospectus. Schroder Capital Management Inc. ("Schroder") manages the Funds.


        SCHRODER LARGE CAPITALIZATION EQUITY FUND seeks long-term growth of capital. The Fund invests primarily in equity securities of companies with large market capitalizations (generally more than $5 billion).

        SCHRODER SMALL CAPITALIZATION VALUE FUND seeks capital appreciation. The Fund invests primarily in equity securities of companies with small market capitalizations (generally less than $1.5 billion).

        SCHRODER MIDCAP VALUE FUND seeks long-term capital appreciation. The Fund invests primarily in equity securities of mid-cap companies (companies with market capitalizations of between $750 million and $5 billion).


        SCHRODER INVESTMENT GRADE INCOME FUND seeks current income consistent with preservation of capital. Growth of capital is a secondary objective, to the extent consistent with the Fund's principal objective. The Fund invests primarily in investment grade fixed-income securities.


You can call Schroder at (800) 464-3108 to find out more about these Funds and other funds in the Schroder family.

The prospectus explains what you should know about the Funds before you invest. Please read it carefully.


NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


SUMMARY INFORMATION.........................................      4
   Schroder Large Capitalization Equity Fund................      5
   Schroder Small Capitalization Value Fund.................      6
   Schroder MidCap Value Fund...............................      7
   Schroder Investment Grade Income Fund....................      8
   Fees and Expenses........................................     10
PRINCIPAL RISKS AND OTHER STRATEGIES........................     12
MANAGEMENT OF THE FUNDS.....................................     16
HOW THE FUNDS' SHARES ARE PRICED............................     17
HOW TO BUY SHARES...........................................     18
HOW TO SELL SHARES..........................................     18
EXCHANGES...................................................     19
ADDITIONAL INFORMATION ABOUT ADVISOR SHARES.................     20
DIVIDENDS AND DISTRIBUTIONS.................................     20
TAXES.......................................................     21
YEAR 2000 DISCLOSURE........................................     21
FINANCIAL HIGHLIGHTS........................................     22

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)

              FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.

  PLEASE CALL 800-730-2932 FOR COMPLETE INFORMATION AND TO OBTAIN THE RELEVANT
                                  PROSPECTUS.

            PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

SCHRODER CAPITAL FUNDS (DELAWARE)
Schroder International Fund
Schroder Emerging Markets Fund
Schroder International Bond Fund
Schroder International Smaller Companies Fund
Schroder U.S. Diversified Growth Fund
Schroder Micro Cap Fund
Schroder U.S. Smaller Companies Fund

SCHRODER SERIES TRUST
Schroder Large Capitalization Equity Fund
Schroder Small Capitalization Value Fund
Schroder MidCap Value Fund
Schroder Investment Grade Income Fund

SCHRODER SERIES TRUST II
Schroder All-Asia Fund

--------------------------------------------------------------------------------

SUMMARY INFORMATION

The Funds offered by Schroder Series Trust provide a broad range of investment choices. The summaries on the following pages identify each Fund's investment objective, principal investment strategies, and principal risks.


Below each Fund's description is a bar chart showing how the investment returns of the Fund have varied from year to year and a table showing how the Fund's average annual returns compare to a broad-based securities market index. Schroder Small Capitalization Value Fund is the only Fund that has had Advisor Shares outstanding for a full calendar year. For that reason, the bar chart and table for that Fund show performance of its Advisor Shares, which have not been offered for the full life of the Fund. Because the other Funds do not have a full calendar year of performance to show for Advisor Shares, the bar chart and table for each of these Funds show performance of its Investor Shares, which have been offered since the inception of each Fund. The bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of its returns (where more than one calendar year of performance is shown) and by comparing the Fund's performance to a broad measure of market performance. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE. It is possible to lose money on investments in the Funds.

SCHRODER LARGE CAPITALIZATION EQUITY FUND

     - Investment Objective. To seek long-term growth of capital.

     - Principal Investment Strategies. The Fund normally invests at least 65% of its assets in equity securities of companies with large market capitalizations (generally more than $5 billion). The Fund invests in a variety of equity securities, including common and preferred stocks and warrants to purchase common and preferred stocks.


       In selecting securities for the Fund, Schroder focuses on issuers it believes offer the possibility for growth of capital from earnings potential and other factors not fully reflected in current market prices. Such factors may include, for example, a company's probable future earnings, the ratio of its price to earnings, and its relative strength, as well as other factors Schroder may consider significant in a particular industry or under varying market conditions.


     - Principal Risks. The principal risks of investing in the Fund include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general. The Fund is particularly sensitive to the risks associated with "growth" securities, which are issued by companies that Schroder expects to have relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities and may be more sensitive to changes in a company's current or expected earnings.

          SCHRODER LARGE CAPITALIZATION EQUITY FUND - INVESTOR SHARES

                                                               SCHRODER LARGE CAPITALIZATION EQUITY FUND
                                                               -----------------------------------------
'1995'                                                                           28.29%
'1996'                                                                           19.94%
'1997'                                                                           26.25%
'1998'                                                                           32.31%

During the periods shown above, the highest quarterly return was 23.50% for the quarter ended December 31, 1998, and the lowest was -10.88% for the quarter ended September 30, 1998.


-------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                              LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 1998)           PAST ONE YEAR           (SINCE 2/16/94)
-------------------------------------------------------------------------------------------
 Schroder Large Capitalization Equity
   Fund*                                            32.31%                   19.35%
-------------------------------------------------------------------------------------------
 Standard & Poor's 500 Index**                      28.58%                   24.36%
-------------------------------------------------------------------------------------------


 * The bar chart and table show performance of the Fund's Investor Shares, which are offered in a different prospectus. Although Advisor Shares and Investor Shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Share performance would be lower than Investor Share performance because of the higher expenses paid by Advisor Shares.

** The Standard & Poor's 500 Index is a market weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

SCHRODER SMALL CAPITALIZATION VALUE FUND

     - Investment Objective. To seek capital appreciation.

     - Principal Investment Strategies. The Fund normally invests at least 65% of its assets in equity securities of companies with small market capitalizations (generally less than $1.5 billion). The Fund invests in a variety of equity securities, including common and preferred stocks and warrants to purchase common and preferred stocks.


       The Fund normally invests primarily in equity securities Schroder believes to be undervalued. In selecting securities for the Fund, Schroder analyzes, among other things, a company's financial data and business fundamentals in an attempt to identify companies whose potential for earnings growth or whose financial or business assets are undervalued by the market in general.


     - Principal Risks. The principal risks of investing in the Fund include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect particular companies in the portfolio. The Fund is particularly sensitive to this risk because it invests primarily in small capitalization companies, which tend to be more vulnerable to adverse developments than larger companies. The Fund is also particularly sensitive to the risks associated with "value" securities, which are issued by companies that may have experienced adverse developments or may be subject to special risks that have caused their securities to be out of favor. The Fund is also subject to the risk of general declines in the U.S. equity market.


           SCHRODER SMALL CAPITALIZATION VALUE FUND - ADVISOR SHARES


                                                               SCHRODER SMALL CAPITALIZATION VALUE FUND
                                                               ----------------------------------------
'1998'                                                                           -6.6%


During the periods shown above, the highest quarterly return was 14.74% for the quarter ended December 31, 1998, and the lowest was -19.42% for the quarter ended September 30, 1998.



-------------------------------------------------------------------------------------------
                                                                       SINCE INCEPTION OF
AVERAGE ANNUAL TOTAL RETURNS                                             ADVISOR SHARES
(FOR PERIODS ENDED DECEMBER 31, 1998)           PAST ONE YEAR              (9/26/97)
-------------------------------------------------------------------------------------------
 Schroder Small Capitalization Value Fund           -6.60%                   -8.58%
-------------------------------------------------------------------------------------------
 Russell 2000 Index*                                -2.55%                   -3.80%
-------------------------------------------------------------------------------------------


* The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. companies.

SCHRODER MIDCAP VALUE FUND

     - Investment Objective. To seek long-term capital appreciation.

     - Principal Investment Strategies. The Fund normally invests at least 65% of its assets in equity securities of mid-cap companies - companies with market capitalizations of between $750 million and $5 billion. The Fund invests in a variety of equity securities, including common and preferred stocks, and warrants to purchase common and preferred stocks.


       The Fund normally invests primarily in equity securities Schroder believes to be undervalued. In selecting securities for the Fund, Schroder analyzes, among other things, a company's financial data and business fundamentals in an attempt to identify companies whose potential for earnings growth or whose financial or business assets are undervalued by the market in general.


     - Principal Risks. The principal risks of investing in the Fund include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect particular companies in the portfolio. The Fund is more sensitive to this risk because it invests primarily in mid-cap companies, which tend to be more vulnerable to adverse developments than larger companies (though often less so than small capitalization companies). The Fund is also particularly sensitive to the risks associated with "value" securities, which are issued by companies that may have experienced adverse developments or may be subject to special risks that have caused their securities to be out of favor. The Fund is also subject to the risk of general declines in the U.S. equity market.

                  SCHRODER MIDCAP VALUE FUND - INVESTOR SHARES

                                                              SCHRODER MIDCAP VALUE FUND - INVESTOR SHARES
                                                              --------------------------------------------
'1998'                                                                            2.19%

During the period shown above, the highest quarterly return was 24.26% for the quarter ended December 31, 1998, and the lowest was -22.19% for the quarter ended September 30, 1998.


-------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                              LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 1998)           PAST ONE YEAR            (SINCE 8/1/97)
-------------------------------------------------------------------------------------------
 Schroder MidCap Value Fund*                         2.19%                    6.50%
-------------------------------------------------------------------------------------------
 Standard & Poor's Midcap 400 Index**               19.11%                   18.32%
-------------------------------------------------------------------------------------------


 * The bar chart and table show performance of the Fund's Investor Shares, which are offered in a different prospectus. Although Advisor Shares and Investor Shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Share performance would be lower than Investor Share performance because of the higher expenses paid by Advisor Shares.

** The Standard & Poor's Midcap 400 Index is a market weighted composite index of 400 stocks in the middle capitalization sector of the U.S. equities market.

SCHRODER INVESTMENT GRADE INCOME FUND

     - Investment Objective. To seek current income consistent with preservation of capital. Growth of capital is a secondary objective, to the extent consistent with the Fund's principal objective.

     - Principal Investment Strategies. The Fund normally invests at least 90% of its assets in U.S. Government securities and in debt securities and preferred stocks that are "investment grade" quality. To be considered "investment grade," the securities must be rated (at the time of investment) in the four highest grades by Moody's Investors Service, Inc. or Standard and Poor's Ratings Services or determined by Schroder to be of comparable quality. The Fund will not invest more than 25% of its assets in securities ranked below the third highest grade by Moody's or Standard and Poor's. The Fund may invest a substantial portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations.


       Schroder may take full advantage of the entire range of maturities of the securities in which the Fund may invest. Schroder may also adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and expectations of future changes in interest rates. Thus, at certain times, the average maturity of the Fund's portfolio may be relatively short (from under one year to five years, for example) and at other times may be relatively long (more than ten years, for example). To the extent consistent with the Fund's principal objective, Schroder also attempts to achieve growth of capital for the Fund by identifying issuers of securities which are undervalued by the market, including issuers in particular sectors of the fixed-income market.



     - Principal Risks. The principal risks of investing in the Fund include the risk that interest rates will rise or fall in ways not anticipated by Schroder. For example, if interest rates were to rise, the values of fixed-income securities held by the Fund would typically fall. Securities having longer maturities would tend to experience greater price declines in response to rising interest rates. As described above, the average maturity of the Fund's portfolio will vary, but may be relatively long at times. If the Fund held securities with relatively long maturities at a time when interest rates were to rise, the value of the Fund's shares would likely fall more than if the Fund had invested in securities with shorter maturities. The Fund is also subject to the risk that the issuer of a fixed-income security will have its credit rating downgraded or will be unable to pay its obligations when due. This could cause the Fund's portfolio securities to decline in value, especially where an issuer defaults on its obligations. The Fund attempts to minimize credit risk by investing primarily in investment grade securities.



       The Fund's investment in mortgage-backed securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. Falling interest rates may tend to increase prepayments, which could significantly shorten the effective maturities of mortgage-backed securities. Similarly, rising interest rates may tend to reduce prepayments, which could significantly lengthen the effective maturities. When interest rates decline, significant unscheduled prepayments on the underlying mortgages would have to be reinvested at the then-prevailing lower rates. Therefore, the Fund's mortgage-backed securities may have less potential for capital appreciation during periods of falling interest rates than other fixed-income securities of comparable maturities. However, the securities may have a comparable risk of decline in market value during periods of rising interest rates.

            SCHRODER INVESTMENT GRADE INCOME FUND - INVESTOR SHARES

                                                                SCHRODER INVESTMENT GRADE INCOME FUND -
                                                                            INVESTOR SHARES
                                                                ---------------------------------------
'1995'                                                                           18.31%
'1996'                                                                            2.04%
'1997'                                                                            8.23%
'1998'                                                                            7.79%

During the periods shown above, the highest quarterly return was 6.50% for the quarter ended June 30, 1995, and the lowest was -2.21% for the quarter ended March 31, 1996.


---------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                      LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 1998)                   PAST ONE YEAR           (SINCE 2/22/94)
---------------------------------------------------------------------------------------------------
 Schroder Investment Grade Income Fund*                     7.79%                    6.33%
---------------------------------------------------------------------------------------------------
 Lehman Brothers Government/Corporate Index**               9.47%                    7.57%
---------------------------------------------------------------------------------------------------


 * The bar chart and table show performance of the Fund's Investor Shares, which are offered in a different prospectus. Although Advisor Shares and Investor Shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Advisor Share performance would be lower than Investor Share performance because of the higher expenses paid by Advisor Shares.

** The Lehman Brothers Government/Corporate Index is a composite of approximately 5,000 investment grade government and corporate debt issues with maturities greater than 1 year.


The yield on the Fund's Investor Shares for the 30-day period ended January 31, 1999 was 5.22%. Please call Schroder at (800) 464-3108 for more recent yield information for the Fund.

FEES AND EXPENSES

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU INVEST IN ADVISOR SHARES OF THE FUNDS.

SHAREHOLDER FEES
(paid directly from your investment):

Maximum Sales Load Imposed on Purchases                       None
Maximum Deferred Sales Load                                   None
Maximum Sales Load Imposed on Reinvested Dividends            None
Redemption Fee                                                None
Exchange Fee                                                  None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):

                                SCHRODER LARGE      SCHRODER SMALL       SCHRODER           SCHRODER
                                CAPITALIZATION      CAPITALIZATION        MIDCAP        INVESTMENT GRADE
                                 EQUITY FUND          VALUE FUND        VALUE FUND        INCOME FUND
                                --------------      --------------      ----------      ----------------
Management Fees                      0.75%               0.95%             0.90%              0.50%
Distribution (12b-1) Fees(1)         None                None              None               None
Other Expenses                       0.70                0.59              1.82               1.00
(includes a 0.25% shareholder
  servicing fee)(1)
Total Annual Fund
  Operating Expenses                 1.45                1.54              2.72               1.50
Fee Waiver and/or
  Expense Limitation                 0.25(2)              N/A              1.12(2)            0.50(2)
Net Expenses                         1.20(2)             1.54              1.60(2)            1.00(2)

(1) Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to its Advisor Shares. Although the Trustees have not currently authorized payments under the Distribution Plans, payments by a Fund under its Shareholder Servicing Plan for Advisor Shares, which will not exceed the annual rate of 0.25% of a Fund's average daily net assets attributable to its Advisor Shares, will be deemed to have been made pursuant to the Distribution Plan to the extent such payments may be deemed to be primarily intended to result in the sale of the Fund's Advisor Shares.

(2) The Net Expenses shown above for Schroder Large Capitalization Equity Fund, Schroder MidCap Value Fund, and Schroder Investment Grade Income Fund show the effect of contractually imposed expense limitations and/or fee waivers, in effect through October 31, 1999, on the Total Annual Fund Operating Expenses of the Funds. See "Management of the Funds" below.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in Advisor Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's Total Annual Fund Operating Expenses remain the same as those set forth on the previous page (absent the noted Fee Waiver and/or Expense Limitation).


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                          ------    -------    -------    --------
Schroder Large Capitalization Equity Fund*                 $149      $462      $  797      $1,745
Schroder Small Capitalization Value Fund                   $158      $490      $  845      $1,845
Schroder MidCap Value Fund*                                $279      $855      $1,457      $3,083
Schroder Investment Grade Income Fund*                     $154      $477      $  824      $1,801


* Assuming that each of these Fund's operating expenses remain the same as the Net Expenses on the previous page, based on the other assumptions above your costs of investing in the Fund would be as follows for 1 year, 3 years, 5 years, and 10 years, respectively:


 Schroder Large Capitalization Equity Fund -- $123, $383, $663, $1,461


 Schroder MidCap Value Fund -- $164, $509, $877, $1,912


 Schroder Investment Grade Income Fund -- $103, $320, $555, $1,229

  PRINCIPAL RISKS AND OTHER STRATEGIES


  PRINCIPAL RISKS OF INVESTING IN THE FUNDS

A Fund may not achieve its objective in all circumstances and you could lose money by investing. The following provides more detail about the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares.

SCHRODER LARGE CAPITALIZATION EQUITY, SCHRODER SMALL CAPITALIZATION VALUE, AND SCHRODER MIDCAP VALUE FUNDS

These Funds invest primarily in equity securities. The principal risks of investing in these Funds include the risk that their portfolio securities will decline in value due to factors affecting the issuing companies, their industries, or the equity markets generally. These risks may be greater for Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund, which invest primarily in small and mid-cap companies, respectively. Securities of small and mid-cap companies tend to be more vulnerable to adverse developments than larger companies.

- General Risks of Equity Securities. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as lower demand for the company's products or services or poor decisions made by such company's management. Equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs. Equity securities may also decline due to general market conditions which are not specifically related to a company or industry, such as adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment.

- Growth Securities. Each Fund may invest in securities of companies that Schroder believes have earnings that will grow relatively rapidly. A principal strategy of Schroder Large Capitalization Equity Fund is to invest in growth securities. These growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

- Value Securities. Each Fund may also invest in companies that may not be expected to experience significant earnings growth, but whose securities Schroder believes are undervalued. A principal strategy of Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund is to invest in value securities. These companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If Schroder's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that Schroder anticipates.

- Risks of Smaller Capitalization Companies. Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund invest in companies which are smaller and less well-known than larger, more widely held companies. Small and mid-cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.


SCHRODER INVESTMENT GRADE INCOME FUND



Schroder Investment Grade Income Fund invests primarily in fixed-income securities. The other Funds may also invest a portion of their assets in fixed-income securities. All fixed-income securities are subject to some degree of market (or interest rate) risk and credit risk.



- Market (Interest Rate) Risk of Fixed-Income Securities. Changes in the market values of fixed-income securities are largely an inverse function of changes in the current level of interest rates. During periods of falling interest rates, the values of fixed-income securities generally rise. During periods of rising interest rates, the values of fixed-income securities generally decline. Fluctuations in the market value of a Fund's fixed-income securities generally will not affect interest income on securities already held by the Fund, but will be reflected in the Fund's net asset value.


  When interest rates are falling or remain relatively flat, a portfolio of long-term fixed-income securities will generally outperform a short-term portfolio. On the other hand, when interest rates are rising, a short-term portfolio will generally outperform a long-term portfolio. In general, fixed-income portfolios with longer average maturities generally have a greater potential for total return than shorter maturity portfolios, but are also subject to greater levels of market risk.


  Depending upon Schroder's current investment outlook and strategy, the average maturity of Schroder Investment Grade Income Fund's portfolio may be relatively short at times (from under one year to five years, for example) and may be relatively long at other times (more than ten years, for example). The Fund may be subject to relatively high levels of market risk when its average portfolio maturity is long.



- Credit Risk of Fixed-Income Securities. Credit risk associated with fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A portfolio of fixed-income securities is subject to some degree of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the portfolio's share price and income level. Nearly all fixed-income securities are subject to some credit risk, whether the issuers of the securities are corporations, states or local governments, or foreign governments. Even certain U.S. Government securities are subject to credit risk. The Funds will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Schroder will monitor the investment to determine whether keeping the security will help to achieve the Fund's investment objective.



  Schroder Investment Grade Income Fund invests in a portfolio of higher-rated fixed-income securities which involve a lesser degree of credit risk than lower quality securities. However, the yield available from this Fund is generally lower than the yields available from fixed-income funds that invest in lower quality securities.

- Risks of Mortgage-Backed Securities. Schroder Investment Grade Income Fund may invest a portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holder of the mortgage-backed securities. Prepayments of principal and interest on mortgages underlying mortgage-backed securities may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans, and may significantly shorten the effective maturities of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective maturities of such securities.



  Mortgage-backed securities may offer yields higher than those available from many other types of debt securities, but they are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is caused by the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. These prepayments would have to be reinvested at the then-prevailing lower rates. As a result, a Fund's mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.


ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES

The following provides additional information regarding the Funds' principal investment strategies not discussed in the Summary Information section above.


- Temporary Defensive Strategies. At times, Schroder may judge that conditions in the securities markets make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Schroder may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality fixed-income securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies.


- Changes in Investment Objectives and Policies. The investment objectives and policies of each Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. As a matter of policy, the Trustees would not materially change an investment objective of a Fund without shareholder approval.


- Percentage Investment Limitations. Unless otherwise noted, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.


OTHER INVESTMENTS STRATEGIES AND TECHNIQUES

In addition to the principal investment strategies described in the Summary Information section above, the Funds may at times use the strategies and techniques described below, which involve certain special risks. This prospectus does not attempt to disclose all of the various investment techniques and types of securities that Schroder might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the fund's adviser.

- Securities Loans and Repurchase Agreements. Each Fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers, and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from realizing the collateral.

- When-Issued, Delayed Delivery, and Forward Commitment Transactions. Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

- U.S. Government Securities. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

- Variable and Floating Rate Instruments. Certain obligations purchased by Schroder Investment Grade Income Fund may be variable or floating rate instruments and may involve a demand or interest rate reset feature. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par value prior to maturity. When interest rates fall, variable and floating rate instruments generally will not increase in value as much as fixed-rate instruments of similar credit quality, although they will generally lose less value than similarly rated fixed-rate instruments when interest rates rise. When determining the maturity of a variable or floating rate instrument, a Fund may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the stated maturity of the instrument. The absence of an active secondary market for these instruments could make it difficult for a Fund to dispose of them.

- Zero-Coupon Bonds. Each Fund may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently.

- Derivative Investments. Each of the Funds may engage in a variety of transactions involving the use of derivative instruments for purposes of increasing its investment return or hedging against market changes. These may include options, futures, and indices, for example. Derivative instruments involve the risk that they may not work as intended under all market conditions. Also, derivatives often involve the risk that the other party to the transaction will be unable to meet its obligations.

- Portfolio Turnover. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by the Funds, on which shareholders may pay taxes.

- Other Investments. The Funds may also invest in other types of securities and utilize a variety of investment techniques and strategies which are not described in this prospectus, such as investment in foreign securities and the use of foreign currency transactions. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional techniques and strategies that may be used by the Funds.

MANAGEMENT OF THE FUNDS

The Trust is governed by a Board of Trustees which has retained Schroder to manage the investments of each Fund. Subject to the control of the Trustees, Schroder also manages the Funds' other affairs and business. Schroder has served as investment adviser to each of the Funds since inception.

Schroder has been an investment manager since 1962, and currently serves as investment adviser to the Funds and a broad range of institutional investors. Schroder's address is 787 Seventh Avenue, New York, New York 10019, and its telephone number is (800) 464-3108.

- Management Fees Paid by the Funds. For the fiscal year ended October 31, 1998, the Funds paid management fees to Schroder at the following annual rates (based on the average daily net assets of each Fund taken separately):
  Schroder Large Capitalization Equity Fund - 0.59%; Schroder Small Capitalization Value Fund - 0.95%; Schroder MidCap Value Fund - 0.90%; and Schroder Investment Grade Income Fund - 0.21%. The amounts paid by each Fund except Schroder Small Capitalization Value Fund reflect expense limitations and/or waivers described below.

- Expense Limitations and Waivers. In order to limit the Funds' expenses, Schroder is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 1999 to the extent that each Fund's total operating expenses attributable to its Advisor Shares exceed the following annual rates (based on the average daily net assets of each Fund taken separately): Schroder Large Capitalization Equity Fund - 1.80%; Schroder Small Capitalization Value Fund - 1.95%; Schroder MidCap Value Fund - 1.60%; and Schroder Investment Grade Income Fund - 1.37%. In addition, Schroder is contractually obligated, through October 31, 1999, to waive a portion of the management fees it is entitled to receive from Schroder Large Capitalization Equity Fund and from Schroder Investment Grade Income Fund. As a result, during the period of the waiver, Schroder Large Capitalization Equity Fund will pay management fees to Schroder at the annual rate of 0.50% of the Fund's average daily net assets, and Schroder Investment Grade Income Fund will pay no management fees.

- Portfolio Managers. Schroder's investment decisions for each of the Funds are generally made by a committee of investment professionals at Schroder. The following directors and officers of Schroder have had primary responsibility for making recommendations to the committee for the noted Funds since the years shown below. Their recent professional experience is also shown.

         SCHRODER FUND              PORTFOLIO MANAGER      SINCE         RECENT PROFESSIONAL EXPERIENCE
         -------------              -----------------      -----         ------------------------------
Large Capitalization Equity Fund   Paul Morris           1997        Employed as an investment professional
                                                                     at Schroder since 1997. Prior to
                                                                     joining Schroder, Mr. Morris served as
                                                                     Principal Senior Portfolio Manager at
                                                                     Weiss, Peck & Greer, L.L.C. from 1995
                                                                     to 1996, and as Managing Director at
                                                                     Union Bank of Switzerland from 1987 to
                                                                     1995.

Small Capitalization Value Fund    Nancy B. Tooke        Inception   Employed as an investment professional
                                                         (1994)      at Schroder since 1994.

MidCap Value Fund                  Nancy B. Tooke        Inception   See above.
                                                         (1997)

Investment Grade Income Fund       Robert C. Michele     1998        Employed as an investment professional
                                                                     at Schroder since 1998. Prior to
                                                                     joining Schroder, Mr. Michele served
                                                                     as a Managing Director and Portfolio
                                                                     Manager at Black Rock Financial
                                                                     Management from 1995 to 1998, and as a
                                                                     Director at CS First Boston Investment
                                                                     Management from 1993 to 1995.

                                   Richard Gotterer      1998        Employed as an investment professional
                                                                     at Schroder since 1993.

HOW THE FUNDS' SHARES ARE PRICED


Each Fund calculates the net asset value of its Advisor Shares by dividing the total value of its assets attributable to its Advisor Shares, less its liabilities attributable to those shares, by the number of its Advisor Shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open. The Trust expects that days, other than weekend days, that the Exchange will not be open are New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds value their portfolio securities for which market quotations are readily available at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. The Funds value all other securities and assets at their fair values as determined by Schroder.

HOW TO BUY SHARES

You can purchase Advisor Shares of any of the Funds through a Service Organization such as a bank, trust company, broker-dealer, or other financial organization having an arrangement with Schroder Fund Advisors Inc., the Trust's principal underwriter. If you do not have a Service Organization, Schroder Fund Advisors Inc. can provide you with a list of available firms. Your Service Organization is responsible for forwarding all of the necessary documentation to the Trust, and may charge for its services.

Advisor Shares are sold at their net asset value per share next determined after the Trust receives your order. The minimum initial investment in Advisor Shares of a Fund is $2,500, except that the minimum for an IRA account is $2,000. In order for you to receive the net asset value determined on any day, Schroder Fund Advisors Inc. must receive your order before the close of regular trading on the New York Stock Exchange.

If the Advisor Shares you purchase will be held in your own name (rather than in the name of your Service Organization), your payment for the shares must be accompanied by a completed Account Application in proper form. None of the Funds issues share certificates. The Trust or Boston Financial Data Services, Inc., the Trust's transfer agent (the "Transfer Agent"), may request additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians. You may obtain an Account Application from the Transfer Agent or your Service Organization.

OTHER PURCHASE INFORMATION

Each Fund reserves the right to reject any purchase, in whole or in part, and to suspend the offering of its shares for any period of time. A Fund may also change or waive any minimum investment amounts from time to time.

Schroder Fund Advisors Inc., Schroder, or their affiliates may, at their own expense and out of their own assets, provide compensation to dealers or other financial intermediaries in connection with sales of Trust shares or shareholder servicing. In some instances, this compensation may be made available only to certain dealers or other financial intermediaries who have sold or are expected to sell significant amounts of shares of the Trust.

HOW TO SELL SHARES

You can sell your Advisor Shares back to a Fund any day the New York Stock Exchange is open, either through your Service Organization or directly to the Fund. If your shares are held in the name of a Service Organization, you may only sell the shares through that Service Organization.

The price you will receive when you sell your shares is the net asset value per share next determined after the Transfer Agent receives the redemption request in proper form. Each Fund will make payment for redeemed shares within seven days thereafter. Under unusual circumstances, the Trust may suspend redemptions, or postpone payment for more than seven days, as permitted by law. If you purchase shares of a Fund by check (including certified check) and redeem them shortly thereafter, the Fund will delay payment of the redemption proceeds for up to fifteen days after the Fund receives the check or until the check has cleared, whichever occurs first. If you redeem shares through your Service Organization, your Service Organization is responsible for ensuring that the Transfer Agent receives your redemption request in proper form and at the appropriate time.

If you own fewer shares than a minimum amount set by the Trustees (presently 50 shares) of any Fund, the Trust may choose to redeem your shares in that Fund and pay you for them. You will receive at least 30 days written notice before the Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Trust may also redeem your shares if you own shares of any Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

SELLING SHARES THROUGH YOUR SERVICE ORGANIZATION

Your Service Organization and the Transfer Agent must receive your redemption request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your Service Organization will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

SELLING SHARES DIRECTLY TO A FUND

If your Advisor Shares are held in your own name (rather than in the name of your Service Organization), you may redeem your shares by mailing a written request for redemption to the Transfer Agent that:

     (1) states the number of shares or dollar amount to be redeemed;

     (2) identifies your account number; and

     (3) is signed by you and all other owners of the account exactly as their names appear on the account.

If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each required signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details at (800) 464-3108. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents which support their authority to effect a redemption.

WIRE TRANSFERS

If your Service Organization receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with your Service Organization; you may also instruct that your redemption proceeds be forwarded to you by a wire transfer. Please provide complete wiring instructions for your Service Organization or your own account, as appropriate.

EXCHANGES

You can exchange your Advisor Shares of any Fund for Advisor Shares of any other Fund, or another series in the Schroder family of funds, at any time at their respective net asset values. Contact your Service Organization or the Transfer Agent for details. The Trust reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any such change or suspension.

ADDITIONAL INFORMATION ABOUT
ADVISOR SHARES



The Trust sells Advisor Shares of the Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund you select. You also receive the full value of your Advisor Shares when you sell them back to a Fund, without any deferred sales charge.



- Shareholder Servicing Plan. The Trust has adopted a Shareholder Servicing Plan (the "Service Plan") for the Advisor Shares of each Fund. Under the Service Plan, each Fund pays fees to Schroder Fund Advisors Inc. at an annual rate of up to 0.25% of the average daily net assets of the Fund represented by Advisor Shares. Schroder Fund Advisors Inc. may enter into shareholder service agreements with Service Organizations pursuant to which the Service Organizations provide administrative support services to their customers who are Fund shareholders. In return for providing these support services, a Service Organization may receive payments from Schroder Fund Advisors Inc. at a rate not exceeding 0.25% of the average daily net assets of the Advisor Shares of each Fund for which the Service Organization is the Service Organization of record. Some Service Organizations may impose additional conditions or fees. For instance, a Service Organization may require its clients to invest more than the minimum amounts required by the Trust for initial or subsequent investments or may charge a direct fee for its services. These fees would be in addition to any amounts which you pay as a Fund shareholder or amounts which Schroder Fund Advisors Inc. may pay to the Service Organization. Please contact your Service Organization for details.



- Distribution Plans. Each Fund has adopted a Distribution Plan which allows the Fund to pay distribution fees for the sale and distribution of its Advisor Shares. Under the Plans, each Fund may pay Schroder Fund Advisors Inc. compensation in an amount limited in any fiscal year to the annual rate of 0.50% of the Fund's average daily net assets attributable to its Advisor Shares. The Funds presently make no payments under the Distribution Plans, although the Trustees may at any time authorize payments at an annual rate of up to 0.50% of a Fund's average daily net assets attributable to its Advisor Shares. To the extent that payments are made in the future under the Plans, they would be paid out of a Fund's assets attributable to its Advisor Shares on an ongoing basis, would increase the cost of your investment, and may cost you more than paying other types of sales charges imposed by other funds.



Payments under a Fund's Shareholder Servicing Plan for Advisor Shares will be deemed to have been made pursuant to its Distribution Plan to the extent such payments may be deemed to be primarily intended to result in the sale of the Fund's Advisor Shares.


DIVIDENDS AND DISTRIBUTIONS

- Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund, and Schroder MidCap Value Fund. Each of these Funds distributes any net investment income and any net realized capital gains at least once a year. Distributions from net investment income, if any, are expected to be small.


- Schroder Investment Grade Income Fund. This Fund distributes net investment income monthly and any net realized capital gains at least once a year.

YOU CAN CHOOSE FROM THREE DISTRIBUTION OPTIONS:

- Reinvest all distributions in additional Advisor Shares of your Fund;

- Receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional Advisor Shares of your Fund; or

- Receive all distributions in cash.

You can change your distribution option by notifying the Transfer Agent in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Advisor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

TAXES

- Taxes on dividends and distributions. For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long your Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before you invested (and thus were included in the price you paid for your shares). Distributions of gains from investments that a Fund owned for more than 12 months will be taxable as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will be taxable as ordinary income. Distributions are taxable whether you received them in cash or reinvested them in additional shares of the Funds.


- Taxes when you sell or exchange your shares. Any gain resulting from the sale or exchange of your shares of the Funds (including an exchange for Advisor Shares of another Fund) will also generally be subject to federal income tax.


- Consult your tax advisor about other possible tax consequences. This is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible state and local taxes.

YEAR 2000 DISCLOSURE


The Funds receive services from Schroder, Schroder Fund Advisors Inc., the Transfer Agent, State Street Bank and Trust Company, and other providers which rely on the smooth functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of the software to distinguish the Year 2000 from the Year 1900. Schroder is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds from this problem. In addition, there can be no assurance that the Year 2000 problem will not have an adverse impact on companies and other issuers in which the Funds invest or on the securities markets generally, which may reduce the value the Funds' portfolio investments.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund since the inception date of Advisor Shares of those Funds. (No Advisor Shares of Schroder Large Capitalization Equity Fund or Schroder Investment Grade Income Fund were outstanding through October 31, 1998.) Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in Advisor Shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Arthur Andersen LLP, whose report, along with each Fund's financial statements, are included in the Funds' annual report to shareholders. The annual report is available upon request.


SCHRODER SMALL CAPITALIZATION VALUE FUND


(For an Advisor Share outstanding throughout the period.)



                                                              YEAR ENDED           PERIOD ENDED
                                                              OCTOBER 31,          OCTOBER 31,
                                                                 1998                1997(1)
                                                              -----------          ------------
Net Asset Value at Beginning of Period                          $ 17.67               $18.29
Income from Investment Operations:
  Net Investment Loss                                             (0.02)(2)            (0.01)
  Net Realized and Unrealized Loss on Investments                 (2.10)               (0.61)
                                                                -------               ------
Total from Investment Operations                                  (2.12)               (0.62)
                                                                -------               ------
Less Distributions:
  From Net Realized Capital Gains                                 (2.69)                0.00
                                                                -------               ------
  Total Distributions                                             (2.69)                0.00
                                                                -------               ------
Net Asset Value at End of Period                                $ 12.86               $17.67
                                                                =======               ======
Total Return                                                     (13.63%)              (3.39%)(3)
Ratios & Supplemental Data
  Net Assets at End of Period (000's)                           $    49               $   56
  Ratio of Operating Expenses to Average Net Assets                1.54%(2)             1.46%(4)
  Ratio of Net Investment Income to Average Net Assets            (0.42%)               0.63%(4)
  Portfolio Turnover Rate                                         87.51%               77.48%(5)



(1) For the period September 26, 1997 (initial offering date of Advisor Shares of the Fund) through October 31, 1997.



(2) Net Investment Loss is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Loss per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    1998 - $(3.68) and 77.44%, respectively.



(3) Not annualized.



(4) Annualized.



(5) Represents the Fund's portfolio turnover rate for the entire fiscal year ended October 31, 1997.

SCHRODER MIDCAP VALUE FUND

(For an Advisor Share outstanding throughout the period.)



                                                              PERIOD ENDED
                                                              OCTOBER 31,
                                                                1998(1)
                                                              ------------
Net Asset Value at Beginning of Period                          $  9.30
Income from Investment Operations:
  Net Investment Loss(2)                                          (0.00)
  Net Realized and Unrealized Gain on Investments                  0.42
                                                                -------
Total from Investment Operations                                   0.42
                                                                -------
Less Distributions:
  From Net Realized Capital Gains                                  0.00
                                                                -------
  Total Distributions                                              0.00
                                                                -------
Net Asset Value at End of Period                                $  9.72
                                                                =======
Total Return                                                       4.52%(3)
Ratios & Supplemental Data
  Net Assets at End of Period (000's)                           $     3
  Ratio of Operating Expenses to Average Net Assets(2)             1.60%(4)
  Ratio of Net Investment Income to Average Net Assets            (1.06%)(4)
  Portfolio Turnover Rate                                        165.62%(5)



(1) For the period October 23, 1998 (initial offering date of Advisor Shares of the Fund) through October 31, 1998.



(2) Net Investment Loss is after reimbursement of certain expenses by Schroder Capital Management Inc. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Loss per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
    1998 - $(1.38) and 671.68%, respectively.



(3) Not annualized.



(4) Annualized.



(5) Represents the Fund's portfolio turnover rate for the entire fiscal year ended October 31, 1998.

SCHRODER SERIES TRUST

Schroder Series Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Trust's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The trust's annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may get free copies of these materials, request other information about a Fund, or make shareholder inquiries by calling 800-464-3108.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission's Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-7840.



SCHRODER SERIES TRUST
P.O. Box 8507
Boston, MA 02266
800-464-3108

0399WS

File No. 811-7840

                              SCHRODER SERIES TRUST

                   Schroder Large Capitalization Equity Fund
                    Schroder Small Capitalization Value Fund
                           Schroder MidCap Value Fund
                     Schroder Investment Grade Income Fund
                      Schroder Short-Term Investment Fund


                                    FORM N-1A
                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 1999


This Statement of Additional Information (SAI) is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for the Funds, as amended or supplemented from time to time. This SAI relates to the Funds' Investor Shares and Advisor Shares. Investor Shares are offered through a Prospectus dated March 1, 1999, and Advisor Shares are offered through a Prospectus dated March 1, 1999. This SAI contains information which may be useful to investors but which is not included in the Prospectuses. Investors may obtain free copies of the Prospectuses by calling Schroder Capital Management Inc. ("Schroder"), the Trust's investment adviser, at 1-800-464-3108.

Certain disclosure has been incorporated by reference into this SAI from the Funds' annual report. For a free copy of the annual report, please call 1-800-464-3108.

                                TABLE OF CONTENTS


TRUST HISTORY .......................................................      1

FUND CLASSIFICATION .................................................      1

CAPITALIZATION AND SHARE CLASSES ....................................      1

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISK ............      2

INVESTMENT RESTRICTIONS .............................................     17

TRUSTEES AND OFFICERS ...............................................     20

SCHRODER AND ITS AFFILIATES .........................................     23

MANAGEMENT CONTRACTS ................................................     23

PRINCIPAL UNDERWRITER ...............................................     25

BROKERAGE ALLOCATION AND OTHER PRACTICES ............................     26

DETERMINATION OF NET ASSET VALUE ....................................     28

REDEMPTIONS IN KIND .................................................     30

TAXES ...............................................................     30

PRINCIPAL HOLDERS OF SECURITIES .....................................     32

PERFORMANCE INFORMATION .............................................     34

CUSTODIAN ...........................................................     36

TRANSFER AGENT AND DIVIDEND-PAYING AGENT ............................     36

INDEPENDENT AUDITORS ................................................     36

SHAREHOLDER LIABILITY ...............................................     36

FINANCIAL STATEMENTS ................................................     36

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS ......................    A-1

                              SCHRODER SERIES TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

         Schroder Series Trust is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust's Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust's principal office is located at 787 Seventh Avenue, New York, New York 10019 (which is also the address of Schroder's principal office), and its telephone number is (212) 641-3900. Prior to March 1997, the name of the Trust was "WSIS Series Trust."

FUND CLASSIFICATION

         The Trust currently offers shares of beneficial interest of five series (the "Funds") with separate investment objectives and policies. Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is also a "diversified" investment company under the 1940 Act. This means that with respect to 75% of a Fund's total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets. To the extent a Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

CAPITALIZATION AND SHARE CLASSES


         The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. Each Fund's shares (except the Short-Term Investment
Fund) are presently divided into two classes, Investor Shares and Advisor Shares. The Short-Term Investment Fund offers Investor Shares only. Each class is offered through a separate Prospectus. Unlike Investor Shares, Advisor Shares are currently subject to shareholder service fees, so that the performance of a Fund's Investor Shares should be more favorable than that of the Fund's Advisor Shares over the same time period.


         A Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Under unusual circumstances, the Trust may suspend redemption of Fund shares or postpone redemption payments for more than seven days, as permitted by law. If you own fewer shares than a minimum amount set by the Trustees (presently 50 shares) of any Fund, the Trust may choose to redeem your shares in that Fund and pay you for them. You will receive at least 30 days' written notice before the Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Trust may also redeem shares if you own shares of any Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

         Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy of a Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive, subscription, or conversion rights, and are transferable.

         Shares are entitled to dividends as declared by the Trustees, and if a Fund were liquidated, each class of shares of the Fund would receive the net assets of the Fund attributable to the class. Because Investor Shares and Advisor Shares are subject to different expenses, a Fund's dividends and other distributions will normally differ between the two classes.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

         In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses, each Fund may employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under "Investment Restrictions" in this SAI, or by applicable law, a Fund may engage in each of the practices described below.

CERTAIN DERIVATIVE INSTRUMENTS

         Derivatives instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. Each Fund may engage in transactions involving the use of various derivative instruments described below. These transactions may be used by a Fund for hedging purposes or, to the extent permitted by applicable law, to increase its current return. In addition to the transactions described in this section, Funds may also engage in derivative transactions involving foreign currencies. See "Foreign Currency Transactions."

OPTIONS

         Each Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

         COVERED CALL OPTIONS. A Fund may write covered call options on securities it holds to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

         A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

         COVERED PUT OPTIONS. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

         PURCHASING PUT AND CALL OPTIONS. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

         A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

         A Fund may also purchase put and call options to enhance its current return. A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

         OPTIONS ON FOREIGN SECURITIES. A Fund may purchase and sell options on foreign securities if in Schroder's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

         RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that Schroder will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroder to forecast market and interest rate movements correctly.

         An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will enter into an option position only if Schroder believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroder believes it is inadvisable to do so.

         Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Funds' use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Funds and other clients of Schroder may be considered such a group. These position limits may restrict the Funds' ability to purchase or sell options on particular securities.

         As described below, each Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing Corporation. A Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroder, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law. Government regulations may also restrict the Trust's use of options.


FUTURES CONTRACTS

         In order to hedge against the effects of adverse market changes, each Fund that may invest in debt securities may buy and sell futures contracts on U.S. Government securities and other debt securities in which the Fund may invest, and on indices of debt securities. In addition, each Fund that may invest in equity securities may purchase and sell stock index futures to hedge against changes in stock market prices. Each Fund may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase the Fund's current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC"). Depending upon the change in the value of the underlying security or index when a Fund enters into or terminates a futures contract, the Fund may realize a gain or loss.

         FUTURES ON DEBT SECURITIES AND RELATED OPTIONS. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the Trust's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.

         Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

         Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

         On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Trust expects to purchase for the Fund particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

         Successful use by a Fund of futures contracts on debt securities is subject to Schroder's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         A Fund may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

         INDEX FUTURES CONTRACTS AND OPTIONS. A Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

         Depending on the change in the value of the index between the time when a Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

         A Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

         In order to hedge a Fund's investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroder's judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities.

         Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing and selling call and put options on index futures contracts, each of the Funds which may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may
be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

         A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

         A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

         MARGIN PAYMENTS. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

         When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain.
Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

         LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise the options in order to realize any profit.

         HEDGING RISKS. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of a Fund's securities which are the subject of a hedge. Schroder will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund's portfolio securities sought to be hedged.

         Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Schroder's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and the futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Schroder may still not result in a successful hedging transaction over a very short time period.

         LACK OF AVAILABILITY. Because the markets for certain options and futures contracts and other derivative instruments in which a Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, a Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that a Fund will engage in such transactions at any time or from time to time. A Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

         OTHER RISKS. Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

FORWARD COMMITMENTS

         Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Funds rely on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

         Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if Schroder deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

CERTAIN INVESTMENTS IN FIXED-INCOME SECURITIES


         In addition to Schroder Investment Grade Income Fund and Schroder Short-Term Investment Fund (each of which invests primarily in fixed-income securities), each of the remaining Funds may invest a portion of its assets in fixed-income securities if Schroder believes they would help achieve the Fund's objective. The general risks associated with investments in fixed-income securities are described in the Prospectuses. Fixed-income securities in which these remaining Funds may invest will be rated, at the time of investment, at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Services or, if unrated, determined by Schroder at the time of investment to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. A description of the various ratings assigned to fixed-income securities by Moody's and Standard & Poor's is included in Appendix A to this SAI. These Funds may also hold a portion of their assets in cash or money market instruments.

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust, and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Schroder will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

WHEN-ISSUED SECURITIES

         Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government Securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold by the Fund on or before the settlement date.

LOANS OF FUND PORTFOLIO SECURITIES

         A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government Securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan, Schroder considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with a Fund.

FOREIGN SECURITIES

         Each Fund may invest without limit in securities principally traded in foreign markets, although it is not currently expected that any of the Funds will invest in securities of foreign issuers to a substantial degree. Each Fund may also invest without limit in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

         Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities are normally denominated and traded in foreign currencies, the values of a Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between currencies.

         In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

         In determining whether to invest in securities of foreign issuers for a Fund seeking current income, Schroder will consider the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders.

FOREIGN CURRENCY TRANSACTIONS

         Each Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both "transaction hedging" and "position hedging".

         When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroder's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of a Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

         To offset some of the costs to a Fund of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will utilize hedging transactions at any time or from time to time.

         A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

         CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

         FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when Schroder believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

         FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

ZERO-COUPON SECURITIES

         Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities.

         Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

         In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

TEMPORARY DEFENSIVE STRATEGIES

         As described in the Prospectuses, Schroder may at times judge that conditions in the securities markets make pursuing a Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies.

LIQUIDITY

         A Fund will not invest more than 15% of its net assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by a Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on a Fund's investment in illiquid securities. There can, however, be no assurance that a Fund will be able to sell such securities at any time when Schroder deems it advisable to do so or at prices prevailing for comparable securities that are more widely held.


INVESTMENT RESTRICTIONS

         The Trust has adopted the following investment restrictions which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the affected Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. A Fund may not:

         1. (a) (For all Funds except the MidCap Value Fund). Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

                  (b) (For the MidCap Value Fund only). Borrow money in excess of 10% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

         2. (a) (For all Funds except the MidCap Value Fund). Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets (taken at the lower of cost and current value) and then only in connection with borrowings permitted by restriction 1(a) above.

                  (b) (For the MidCap Value Fund only). Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets and then only in connection with borrowings permitted by restriction 1(b) above.

         3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with transactions in futures contracts, options, and other financial instruments.

         4. (For all Funds except the MidCap Value Fund). Make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

         5. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

         6. Purchase or sell real estate or interests in real estate limited partnerships, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

         7. Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

         8. Make loans, except by purchase of debt obligations in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or through the lending of its portfolio securities with respect to not more than 25% of its total assets.

         9. (For all Funds except the MidCap Value Fund). Invest in securities of any issuer, if officers and Trustees of the Trust and officers and directors of Schroder who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities.

         10. (For all Funds except the MidCap Value Fund). As to 75% of its assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of a Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities.

         11. (For all Funds except the MidCap Value Fund). Acquire more than 10% of the voting securities of any issuer.

         12. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. (Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)

         13. (For all Funds except the MidCap Value Fund). Buy or sell oil, gas, or other mineral leases, rights, or royalty contracts, although it may purchase securities of issuers which deal in, represent interests in, or are secured by interests in such leases, rights, or contracts, and it may acquire or dispose of such leases, rights, or contracts acquired through the exercise of its rights as a holder of debt obligations secured thereby.

         14. (For all Funds except the MidCap Value Fund). Make investments for the purpose of gaining control of a company's management.

         15. Issue any class of securities which is senior to the Fund's shares of beneficial interest. (For the purpose of this restriction, none of the following is deemed to be, or to create a class of, senior securities: any borrowing permitted by restriction (1) above; any pledge or other encumbrance of assets permitted by restriction (2) above; any collateral arrangement with respect to options, futures contracts, options on futures contracts, or other financial instruments, or with respect to initial or variation margin; and the purchase or sale of, or the Fund's otherwise entering into, options, forward contracts, futures contracts, options on futures contracts, or other financial instruments.

         In addition, it is contrary to the Trust's present policy, which may be changed without shareholder approval, for any of the Funds to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

                                   ---------

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for investment restrictions 1 through 15 listed above, the other investment policies described in the Prospectuses and this SAI are not fundamental and may be changed by the Trustees without shareholder approval. As a matter of policy, the Trustees would not materially change a Fund's investment objective without shareholder approval.

TRUSTEES AND OFFICERS

         The Trustees of the Trust are responsible for the general oversight of the Trust's business. Subject to such policies as the Trustees may determine, Schroder furnishes a continuing investment program for each Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Schroder also manages the Funds' other affairs and business.

         The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below. The mailing address of each of the officers and Trustees is 787 Seventh Avenue, New York, New York 10019.

         David N. Dinkins, Trustee. 71. Trustee, Schroder Capital Funds, Schroder Capital Funds II, and Schroder Capital Funds (Delaware). Professor, Columbia University School of International and Public Affairs. Director, American Stock Exchange, Carver Federal Savings Bank, Transderm Laboratory Corporation, and The Cosmetics Center, Inc. Formerly, Mayor, City of New York.

         John I. Howell, Trustee. 82. Trustee, Schroder Capital Funds, Schroder Capital Funds II, Schroder Capital Funds (Delaware), and Schroder Series Trust
II. Director, American International Life Assurance Company of New York. Private consultant since 1987.

         Peter S. Knight, Trustee. 48. Trustee, Schroder Capital Funds, Schroder Capital Funds II, and Schroder Capital Funds (Delaware). Partner, Wunder, Knight, Levine, Thelen & Forcey. Director, Comsat Corp., Medicis Pharmaceutical Corp., and Whitman Education Group, Inc. Formerly, Campaign Manager, Clinton/Gore '96.

         Peter E. Guernsey, Trustee. 77. Trustee, Schroder Capital Funds, Schroder Capital Funds II, Schroder Capital Funds (Delaware) and Schroder Series Trust II. Formerly, Senior Vice President, Marsh & McLennan, Inc.

         (*) Sharon L. Haugh, Trustee. 53. Chairman, Schroder Capital Management Inc. Executive Vice President and Executive Director, Schroder Capital Management International Inc. Chairman and Director, Schroder Fund Advisors Inc. Trustee, Schroder Capital Funds, Schroder Capital Funds II, and Schroder Capital Funds (Delaware).

         William L. Means, Trustee. 60. Trustee, Schroder Capital Funds, Schroder Capital Funds II, Schroder Capital Funds (Delaware), and Schroder Series Trust II. Formerly, Chief Investment Officer, Alaska Permanent Fund Corporation, and Investment Officer, State of Alaska, Department of Revenue.

         Clarence F. Michalis, Trustee. 77. Trustee, Schroder Capital Funds, Schroder Capital Funds II, and Schroder Capital Funds (Delaware). Chairman of the Board of Directors, Josiah Macy, Jr. Foundation.

         Hermann C. Schwab, Trustee. 79. Trustee, Schroder Capital Funds, Schroder Capital Funds II, and Schroder Capital Funds (Delaware). Trustee, St. Luke's/Roosevelt Hospital Center. Formerly, consultant to Schroder Capital Management International Inc.

         (*) Mark J. Smith, Trustee and Chairman of the Trust. 36. Director and Senior Vice President, Schroder Capital Management International Limited and Schroder Capital Management International Inc. Director, Schroder Investment Management Ltd., Schroder Fund Advisors Inc., and Schroder Japanese Warrant Fund Ltd. Trustee, Schroder Capital Funds, Schroder Capital Funds II, and Schroder Capital Funds (Delaware). Vice President, Schroder Series Trust II.

         Ashbel C. Williams, Jr., President of the Trust. 44. President, Schroder Capital Management Inc. Formerly, Executive Director, Florida State Board of Administration.

         Catherine A. Mazza, Vice President of the Trust. 39. First Vice President, Schroder Capital Management International Inc. and Schroder Capital Management Inc. President, Schroder Fund Advisors Inc. Vice President, Schroder Capital Funds, Schroder Capital Funds II, and Schroder Capital Funds (Delaware). Formerly, Vice President, Alliance Capital Management L.P.

         Alexandra Poe, Clerk of the Trust. 38. Vice President, Schroder Capital Management International Inc. Senior Vice President, Secretary, and General Counsel, Schroder Fund Advisors Inc. Vice President and Secretary, Schroder Capital Funds, Schroder Capital Funds II, and Schroder Capital Funds (Delaware). Assistant Secretary, Schroder Series Trust II. Formerly, Attorney, Gordon, Altman, Butowsky, Weitzen, Shalov & Wein; Vice President and Counsel, Citibank, N.A.

         Jane E. Lucas, Vice President of the Trust. 38. Senior Vice President, Schroder Capital Management International Inc.

         Fergal Cassidy, Treasurer and Principal Financial and Accounting Officer of the Trust. 29. Treasurer and Principal Financial and Accounting Officer of Schroder Capital Funds, Schroder Capital Funds (Delaware), and Schroder Capital Funds II. Vice President and Treasurer of Schroder Capital Management Inc. and Vice President and Comptroller of Schroder Capital Management International Inc. Treasurer and Chief Financial Officer, Schroder Fund Advisors Inc. Formerly, Senior Accountant, Concurrency Management Corp.

         Alan Mandel, Assistant Treasurer of the Trust. 41. Assistant Treasurer of Schroder Capital Funds, Schroder Capital Funds (Delaware), and Schroder Capital Funds II. First Vice President of Schroder Capital Management International Inc. Formerly, Director of Mutual Fund Administration for Salomon Brothers Asset Management; Chief Financial Officer and Vice President of Mutual Capital Management.


         Carin Muhlbaum, Assistant Clerk of the Trust. 36. Assistant Secretary of Schroder Capital Funds, Schroder Capital Funds (Delaware), and Schroder Capital Funds II. Vice President of Schroder Capital Management International Inc. Formerly, an investment management attorney with Seward & Kissel and prior thereto, with Gordon Altman Butowsky Weitzen Shalov & Wein.



         Nicholas Rossi, Assistant Clerk of the Trust. 35. Associate of Schroder Capital Management International Inc. since October 1997 and Assistant Vice President of Schroder Fund Advisors Inc. since March 1998. Formerly, Mutual Fund Specialist, Willkie Farr & Gallagher; Fund Administrator, Furman Selz LLC.


------------------------
         (*) Trustee who is an "interested person" (as defined in the 1940 Act) of the Trust, Schroder, or Schroder Fund Advisors Inc.

         Except as otherwise noted, the principal occupations of the Trustees and officers for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers or their affiliates.


         Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, Schroder, or Schroder Fund Advisors Inc. receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc. with the exception of Schroder Series Trust II, and $1,250 per meeting attended in person or $500 per meeting attended by telephone for such investment companies. Members of an Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payment of meeting fees are allocated only among those investment companies to which the meeting relates.


         The following table sets forth information regarding compensation paid for the fiscal year ended October 31, 1998 to the disinterested Trustees.

                               COMPENSATION TABLE




            (1)                     (2)                   (3)
                                 AGGREGATE         TOTAL COMPENSATION
                                 AGGREGATE            FROM TRUST AND
          NAME OF               COMPENSATION      FUND COMPLEX PAID TO
          TRUSTEE                FROM TRUST             TRUSTEES*
-----------------------------   ------------      ---------------------
David N. Dinkins                  $3,822                   $14,250
------------------------------------------------------------------------
Peter E. Guernsey**               $2,572                   $23,750
------------------------------------------------------------------------
John I. Howell                    $4,488                   $25,000
------------------------------------------------------------------------
Peter S. Knight                   $4,488                   $15,500
------------------------------------------------------------------------
William L. Means**                  $0                     $ 9,500
------------------------------------------------------------------------
Clarence F. Michalis**            $2,572                   $14,250
------------------------------------------------------------------------
Hermann C. Schwab**               $2,572                   $14,250
------------------------------------------------------------------------


* The Total Compensation listed in column (3) for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds ("SCF"), Schroder Capital Funds II ("SCF II"), Schroder Capital Funds (Delaware) ("SCFD"), and/or Schroder Series Trust II (formerly Schroder Asian Growth Fund, Inc., "SST II"). The Trust, SCF, SCF II, SCFD, and SST II are considered part of the same "Fund Complex" for these purposes.

** Messrs. Guernsey, Michalis, and Schwab were elected Trustees of the Trust in December 1997. Mr. Means was elected Trustee of the Trust in December 1998.

         The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

SCHRODER AND ITS AFFILIATES


         Schroder has served as the investment adviser for the Trust and each of the Funds since their inceptions. Schroder is a wholly owned subsidiary of Schroder US Holdings Inc., which engages through its subsidiary firms in the investment banking, asset management, and securities businesses. Affiliates of Schroder US Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder itself has been an investment manager since 1962, and served as investment manager for approximately $3.4 billion as of December 31, 1998. Schroder US Holdings Inc. is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates engage in international merchant banking and investment management businesses, and as of December 31, 1998, had under management assets of approximately $195 billion.


         Schroder Fund Advisors Inc., an affiliate of Schroder that serves as the Trust's principal underwriter, is a wholly owned subsidiary of Schroder Capital Management International Inc. Schroder Capital Management International Inc. is also a wholly owned subsidiary of Schroder US Holdings Inc. See "Principal Underwriter" below.

MANAGEMENT CONTRACTS

         Under Management Contracts between the Trust and Schroder (the "Management Contracts"), Schroder, at its expense, provides the Funds with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Fund. The fees to be paid under the Management Contracts are set forth in the Prospectuses.

         In providing investment advisory services to the various Funds of the Trust, Schroder regularly provides the Funds with investment research, advice, and supervision and furnishes continuously investment programs consistent with the investment objectives and policies of the various Funds, and determines, for the various Funds, what securities shall be purchased, what securities shall be held or sold, and what portion of a Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Agreement and Declaration of Trust and By-laws, and of the 1940 Act, as amended, and to a Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

         Schroder makes available to the Trust, without expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroder pays the compensation and expenses of officers and executive employees of the Trust. Schroder also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroder pays the Trust's office rent.

         Under the Management Contracts, the Trust is responsible for all its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroder; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Funds' assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims, and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

         Schroder's compensation under the Management Contracts may be reduced in any year if a Fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale.

         State Street Bank and Trust Company ("State Street") provides certain accounting, transfer agency, and other services to the Trust. The Trust compensates State Street on a basis approved by the Trustees.

         The Management Contracts provide that Schroder shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

         The Management Contracts may be terminated without penalty by vote of the Trustees as to any Fund by the shareholders of that Fund, or by Schroder on 60 days' written notice. Each Management Contract also terminates without payment of any penalty in the event of its assignment. In addition, each Management Contract may be amended only by a vote of the shareholders of the affected Fund(s), and each Management Contract provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to a Fund by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroder. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.


         Recent Management Fees. For its fiscal years ended October 31, 1998, 1997, and 1996, respectively, pursuant to the relevant Management Contract, each Fund paid fees to Schroder as follows (reflecting reductions in such fees pursuant to expense limitations and/or waivers in effect during such periods):
Schroder Large Capitalization Equity Fund - $336,444, $386,774, and $318,145; Schroder Small Capitalization Value Fund - $849,196, $738,419, and $471,712;

Schroder Investment Grade Income Fund - $56,085, $68,842, and $97,566; Schroder Short-Term Investment Fund - $88,011, $115,947, and $133,208; and Schroder MidCap Value Fund $0, $0, and N/A (the MidCap Value Fund commenced operations in August 1997).



         Schroder waived its fees in the following amounts during the fiscal years ended October 31, 1998, 1997, and 1996, respectively, pursuant to expense limitations and/or waivers in effect during such periods: Schroder Large Capitalization Equity Fund - $92,467, $0, and $0; Schroder Small Capitalization Value Fund - $13,941, $0, and $0; Schroder Investment Grade Income Fund - $98,978, $51,045, and $29,635; Schroder Short-Term Investment Fund - $26,333, $8,528, and $0; and Schroder MidCap Value Fund $104,762, $14,908, and N/A. Schroder paid an additional $25,506 in fiscal 1998 and $34,610 in fiscal 1997 in other Fund expenses with respect to the MidCap Value Fund in order to effect the expense limitation for that Fund.


PRINCIPAL UNDERWRITER

         Pursuant to a Distribution Contract with the Trust, Schroder Fund Advisors Inc. (the "Distributor"), 787 Seventh Avenue, New York, New York 10019, serves as the principal underwriter for the Trust's continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Contract. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroder and its Affiliates" for ownership information regarding the Distributor.

         Distribution Plan for Advisor Shares. Each Fund (except for the Short-Term Investment Fund) has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act pursuant to which the Fund may pay the Distributor compensation in an amount limited in any fiscal year to the annual rate of 0.50% of the Fund's average daily net assets attributable to Advisor Shares. The Funds have neither made nor presently make payments under the Distribution Plans, although the Trustees may at any time authorize payments at an annual rate of up to 0.50% of a Fund's average daily net assets attributable to Advisor Shares. The Distribution Plans also relate to payments made pursuant to the Trust's Shareholder Servicing Plan for Advisor Shares (see below), to the extent such payments may be deemed to be primarily intended to result in the sale of a Fund's Advisor Shares. See "Shareholder Servicing Plan for Advisor Shares" below.

         The various costs and expenses that may be paid or reimbursed under the Distribution Plans include advertising expenses, costs of printing prospectuses and other materials to be given or sent to prospective investors, expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and payments to banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations.

         A Distribution Plan may not be amended to increase materially the amount of distribution expenses permitted thereunder without the approval of a majority of the outstanding Advisor Shares of the relevant Fund. Any other material amendment to a Distribution Plan must be approved both by a majority of the Trustees and a majority of those Trustees ("Qualified Trustees") who are not "interested persons" (as defined in the 1940 Act) of the Trust, and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreement, by vote cast in person at a meeting called for the purpose. Each Distribution Plan will continue in effect for successive one-year periods provided each such continuance is approved by a majority of the Trustees and the Qualified Trustees by vote cast in person at a meeting called for the purpose. Each Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees or by vote of a majority of the Fund's outstanding Advisor Shares.

         Shareholder Servicing Plan for Advisor Shares. Each Fund (except for the Short-Term Investment Fund) has also adopted a Shareholder Servicing Plan (the "Service Plan") for its Advisor Shares. Under the Service Plan, each Fund pays fees to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Advisor Shares. The Distributor may enter into shareholder service agreements with various financial institutions ("Service Organizations") pursuant to which the Service Organizations provide administrative support services to their customers who are shareholders of Advisor Shares of the Funds.

         In return for providing these support services, a Service Organization may receive payments from the Distributor at a rate not exceeding 0.25% of the average daily net assets of the Advisor Shares of each Fund for which the Service Organization is the Service Organization of record. These administrative services may include, but are not limited to, the following functions: establishing and maintaining accounts and records relating to clients of the Service Organization; answering shareholder inquiries regarding the manner in which purchases, exchanges, and redemptions of Advisor Shares of the Trust may be effected and other matters pertaining to the Trust's services; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting shareholders in arranging for processing purchase, exchange, and redemption transactions; arranging for the wiring of funds; guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; integrating periodic statements with other customer transactions; and providing such other related services as the shareholder may request.

         Some Service Organizations may impose additional conditions or fees, such as requiring clients to invest more than the minimum amounts required by the Trust for initial or subsequent investments or charging a direct fee for services. Such fees would be in addition to any amounts which might be paid to the Service Organization by the Distributor. Please contact your Service Organization for details.


         The Service Plan was initially adopted for each Fund (except for the Short-Term Investment Fund) in September 1997. In the fiscal years ended October 31, 1998 and 1997, respectively, the Trust paid an aggregate of $56 and $10 to the Distributor under the Service Plan, all of which was, in turn, paid by the Distributor to Service Organizations. All such payments were made by the Small Capitalization Value Fund.


BROKERAGE ALLOCATION AND OTHER PRACTICES

         Schroder may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to Schroder and its affiliates in advising the Trust and other clients, provided that it shall always seek best price and execution with respect to transactions. Certain investments may be appropriate for the Trust and for other clients advised by Schroder. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of Schroder on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Schroder to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of Schroder in the interest of achieving the most favorable net results for the Trust. Subject to seeking the most favorable price and execution available, Schroder may consider sales of shares of the Funds as a factor in the selection of broker-dealers.

         BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         Schroder places all orders for the purchase and sale of portfolio securities for the Trust and buys and sells securities for the Trust through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for the Trust the best price and execution available. In seeking the best price and execution, Schroder, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroder receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroder and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fees paid by the Funds are not reduced because Schroder and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, and by the Management Contracts, Schroder may cause a Fund to pay a broker which provides brokerage and research services to Schroder an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroder's authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.


         To the extent permitted by law, the Funds may engage in brokerage transactions with Schroder & Co. Inc. ("Schroder & Co.") or Lewco Securities Corp. ("Lewco"), each of which is an affiliate of Schroder, or with unaffiliated brokers who trade or clear through Schroder & Co. or Lewco. Consistent with regulations under the 1940 Act, the Funds have adopted procedures which are reasonably designed to provide that any commissions or other remuneration the Funds pay to Schroder & Co. and Lewco do not exceed the usual and customary broker's commission. The procedures require periodic review of these transactions by the Trustees. In addition, the Funds will adhere to the rule, under the Securities Exchange Act of 1934, governing floor trading. This rule permits the Funds to effect, but not execute, exchange listed securities transactions with Schroder & Co. and Lewco. Also, due to securities law limitations, the Funds may be required to limit purchases of securities in a public offering if Schroder & Co. or Lewco or one of their affiliates is a member of the syndicate for that offering. The Funds paid no brokerage commissions to Schroder & Co. and Lewco in the fiscal years ended October 31, 1998, 1997, and 1996.



         In the fiscal years ended October 31, 1998, 1997, and 1996, respectively, the Funds paid brokerage commissions in the following amounts:
Schroder Large Capitalization Equity Fund - $94,703, $70,042, and $56,986; Schroder Small Capitalization Value Fund - $316,011, $206,472, and $151,845; Schroder Investment Grade Income Fund - $0, $0, and $0; and Schroder MidCap Value Fund - $71,042, $17,043, and N/A (the MidCap Value Fund commenced operations in August 1997). Schroder Short-Term Investment Fund paid no brokerage commissions in the fiscal years ended October 31, 1998, 1997, and 1996.



         In the fiscal year ended October 31, 1998, Schroder, on behalf of the Trust, placed agency and underwritten transactions having an approximate aggregate dollar value of $320,427,886, (100% of the Trust's aggregate agency and underwritten transactions, on which approximately $481,756 of commissions were paid) with brokers and dealers (other than Schroder & Co. and Lewco) whose research, statistical, and quotation services Schroder considered to be particularly useful to it and its affiliates. However, many of such transactions were placed with such brokers and dealers without regard to the furnishing of such services.


DETERMINATION OF NET ASSET VALUE

         Each Fund calculates the net asset value per share of each class of its shares by dividing the total value of the Fund's assets attributable to shares of that class, less its liabilities attributable to those shares, by the number of such shares outstanding. The net asset value per share of each class of shares of each Fund is determined daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The net asset value of shares of a particular class of a Fund will generally differ from that of the Fund's other classes of shares due to the variance in daily net income realized by and dividends paid on each class of shares, and any differences in the expenses of the different classes.

         Equity securities traded on a national securities exchange are valued at their last-reported sale price on the principal exchange, or, if traded in the over-the-counter market or on a national securities exchange for which no sales took place on the day of valuation, at the last available bid price. Debt securities are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of debt securities, or through obtaining independent quotes from market makers. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain foreign securities are valued by a pricing service and others are valued by the Trust's custodian based on outside pricing sources. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in accordance with procedures approved by the Trustees.

         If any securities held by a Fund are restricted as to resale, their fair value is generally determined as the amount which the Trust could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because a significant amount of time is required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government Securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

         The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Each Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more Funds or classes may be allocated in proportion to the net asset values of the respective Funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific Fund or class.

REDEMPTIONS IN KIND

         The Trust had agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. The Trust does not expect to redeem shares in kind under normal circumstances. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

TAXES

         Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders. As a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes in Massachusetts.


         In order to qualify as a "regulated investment company," a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities or securities of other regulated investment companies).


         If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, that Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by that Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax. In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Fund must in general distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

         A Fund's distributions will be taxable to you as ordinary income to the extent derived from the Fund's investment income and net short-term gains (that is, net gains from capital assets held for no more than one year). Distributions designated by a Fund as deriving from net gains on capital assets held for more than one year will be taxable to you as long-term capital gains (generally subject to a 20% tax rate for non-corporate shareholders), regardless of how long you have held the shares. Distributions will be taxable to you as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify each shareholder of the amount and tax status of distributions paid to the shareholder by each of the Funds for the preceding year.



         Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.



         Upon the disposition of shares of a Fund (whether by sale, exchange, or redemption), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Long-term capital gains will generally be taxed at a federal income tax rate of 20% for non-corporate shareholders. In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held for more than one year, and otherwise as short-term capital loss. In addition, any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. With respect to investment income and gains received by a Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. Such taxes would reduce the Fund's yield on the securities. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.



         A Fund's ability to use options, futures, and forward contracts and other hedging techniques, and to engage in certain other transactions, may be limited by tax considerations. A Fund's transactions in foreign-currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's distributions of book income to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to permit the Fund to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.


         Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Fund has invested and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund. Thus, the Fund could be required to liquidate other investments in order to satisfy its distribution requirements.

         In order to permit Schroder Investment Grade Income Fund to maintain a more stable monthly dividend, that Fund may from time to time pay out less than the entire amount of net investment income earned in any particular period. Any such amount retained by the Fund would be available to stabilize future dividends. As a result, the dividends paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during the period. None of the Funds intends to distribute in respect of any taxable year more than the Fund's net income for federal income tax purposes for that year, nor does any of the Funds intend to stabilize its dividends in any year in such a manner as to cause the Fund to pay federal tax.

         In order to avoid dilution of the undistributed net investment income of Schroder Investment Grade Income Fund, that Fund follows an accounting practice known as "equalization." A portion of the purchase price paid for shares of the Fund (including shares purchased by reinvestment of Fund distributions) equal to the undistributed net investment income per share of the Fund at the time of purchase is segregated for accounting purposes and is available for payment of future dividends. As a result, future dividends may include a non-taxable return of capital to shareholders.


         This discussion of the federal income tax and state tax treatment of the Trust and its shareholders is based on the law as of the date of this SAI.


PRINCIPAL HOLDERS OF SECURITIES


         As of February 16, 1999, the Trustees of the Trust and, except as noted below, the officers of the Trust, as a group owned less than 1% of the outstanding shares of either class of each Fund.



         The following table shows the percentage of the outstanding shares of each Fund owned as of February 16, 1999 by the Schroder & Co. Inc. Profit-Sharing, Savings Incentive, and Pension Plans (the "Schroder & Co. Plans") (all located at 787 Seventh Avenue, New York, NY 10019), and the Lewco Securities Corp. Profit Sharing and Thrift Plans (the "Lewco Plans") (located at Lewco Securities Corp., 34 Exchange Place, Jersey City, NJ 07311). Certain of the directors and officers of Schroder and Schroder & Co. Inc., and certain of the officers of the Trust, are participants in one or more of the Schroder & Co. Plans. Schroder & Co. Inc. owns 80.0% of the outstanding voting securities of Lewco Securities Corp.



                                                                        % of Fund Shares
                                                                            Owned by
                                                                 Schroder & Co. and Lewco Plans
                                                                 ------------------------------
Schroder Large Capitalization Equity Fund                                    62.41%
Schroder Small Capitalization Value Fund                                     28.82%
Schroder Investment Grade Income Fund                                        81.39%
Schroder Short-Term Investment Fund                                          91.84%
Schroder MidCap Value Fund                                                   50.17%

         Due to their ownership of shares of each Fund, the Schroder & Co. Plans and the Lewco Plans may be deemed to control each Fund.



         To the knowledge of the Trust, as of February 16, 1999, no other person owned of record or beneficially more than 5% of the outstanding Investor or Advisor Shares of any Fund, except as set forth below.



                                                                                                   Percentage of
                                                                                                   Outstanding
                                                                                                   Shares of the
Record or Beneficial Owner                     Fund                          Class                 Class Owned
----------------------------------------       --------------------          --------------        -------------
Fidelity Investments Institution               Large Capitalization          Institutional         22.69%
   Operations Co.                              Equity Fund

FBO Certain Employee Benefit Plans
Robert Hunter, Vice President
100 Magellan Way #KWIC
Covington, KY 4105-1987

National Investor Services Corp.               Large Capitalization          Advisor               100%
FBO Jonathan Berger                            Equity Fund
55 Water Street
New York, NY 10041-3299

The Hillman Foundation Inc.                    Small Capitalization          Investor              6.45%
Ronald W. Wertz, Secretary                     Value Fund
2000 Grant Building
Pittsburgh, PA 15219-2300

Fidelity Investments Institution               Small Capitalization          Advisor               77%
   Operations Co.                              Value Fund
FBO Certain Employee Benefit Plans
Robert Hunter, Vice President
100 Magellan Way #KWIC
Covington, KY 4105-1987

FBO A/C # W10-513091-8-01                      MidCap Value Fund             Investor              6.62%
c/o Lewco Securities Corporation
34 Exchange Place, 4th Floor
Jersey City, NJ 07302-3885

FTC & Co.                                      MidCap Value Fund             Advisor               100%
Attn: Data Lynx #225
P.O. Box 173736
Denver, CO 80217-3736

Robert J. Chamine                              Short-Term Investment         Investor              5.59%
68 Buena Vista Avenue                          Fund
Rumson, NJ 07760

PERFORMANCE INFORMATION


         Certain Funds may advertise the yield of each class of its shares. Yield is presented for a specified 30-day period (the "base period"). Yield for a class of shares of a Fund is based on the amount determined by (i) calculating the aggregate of dividends and interest earned by the Fund and attributable to the class during the base period less the Fund's expenses attributable to the class and accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the class of the Fund outstanding during the base period and entitled to receive dividends and (B) the net asset value per share of the class of the Fund on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by a Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as Ginnie Maes, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The yield of Investor Shares of Schroder Investment Grade Income Fund and Schroder Short-Term Investment Fund for the thirty-day period ended October 31, 1998 was 5.19% and 4.73%, respectively.


         Average annual total return of a class of shares of a Fund for one-, five-, and ten-year periods (or for such shorter periods as shares of that class of the Fund have been offered) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in that class of shares at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year or less is equal to the actual return during that period, although annualized figures may also be shown in advertisements. Total return calculations assume reinvestment of all Fund dividends and distributions at net asset value on their respective reinvestment dates. Total return may be presented for other periods.

         ALL PERFORMANCE DATA IS BASED ON PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance of a particular class of a Fund's shares, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses attributable to that class of shares. Investment performance also often reflects the risks associated with a Fund's investment objectives and policies. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing the investment results of a Fund's shares to those of various classes of other mutual funds and other investment vehicles. Performance for each Fund's shares may be compared to various indices.

         The table below sets forth the total return of Investor Shares of the Funds for the one-year period ended October 31, 1998 and for the period from the commencement of a Fund's operations until October 31, 1998. The table also sets forth total return information for a Fund's Advisor Shares for any periods (or partial periods) when they were outstanding, and pro forma total return information for periods (or partial periods) when there were no Advisor Shares outstanding. Pro forma total return information for Advisor Shares is estimated by restating the total return of Investor Shares for the same period to reflect the actual fees and expenses applicable to Advisor Shares, which are higher than the fees and expenses applicable to Investor Shares (for instance, Advisor shares are subject to shareholder servicing fees paid at a rate of up to 0.25% of the average daily net asset value of a Fund attributable to its Advisor Shares). PLEASE NOTE THAT THE HIGHER EXPENSES APPLICABLE TO A FUND'S ADVISOR SHARES SHOULD HAVE THE EFFECT OF REDUCING THE TOTAL RETURN OF THE ADVISOR SHARES

BELOW THAT OF THE INVESTOR SHARES BY THE AMOUNT OF SUCH HIGHER EXPENSES, COMPOUNDED OVER THE RELEVANT PERIOD.


                 TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 1998


                                                                   SINCE
                                                                 INCEPTION        INCEPTION     INCEPTION
                                                                  OF FUND          DATE OF       DATE OF
         FUND                   CLASS               1 YEAR      (ANNUALIZED)         FUND          CLASS        YIELD***
------------------------------------------------------------------------------------------------------------------------
Schroder Large          Investor Shares              23.91%       16.98%           2/16/94       2/16/94          N/A
Capitalization
Equity Fund             Advisor Shares*              23.60%       16.69%                         1/19/99
------------------------------------------------------------------------------------------------------------------------
Schroder                Investor Shares               8.10%        6.37%           2/22/94       2/22/94         5.19%
Investment Grade
Income Fund             Advisor Shares*               7.83%        6.10%                           N/A            N/A
------------------------------------------------------------------------------------------------------------------------
Schroder Short-         Investor Shares               5.09%        4.45%           1/11/94       1/11/94         4.73%
Term Investment
Fund
------------------------------------------------------------------------------------------------------------------------
Schroder Small          Investor Shares             -13.29%       11.66%           2/16/94       2/16/94          N/A
Capitalization
Value Fund              Advisor Shares**            -13.63%       11.35%                         9/26/97
------------------------------------------------------------------------------------------------------------------------
Schroder MidCap         Investor Shares              -6.18%       -2.24%           8/1/97         8/1/97          N/A
Value Fund
                        Advisor Shares**             -6.41%       -2.48%                         10/23/98
------------------------------------------------------------------------------------------------------------------------


*    Pro forma based on Investor Shares performance.


**   As noted, the inception dates of Advisor Shares of the Small Capitalization
Value Fund and the MidCap Value Fund was September 26, 1997 and October 23, 1998, respectively. Total return for Advisor Shares of these Funds reflects pro forma information (based on Investor Share performance) through the day before these inceptions dates, and actual total return from the inception dates through October 31, 1998. The actual total return of Advisor Shares of the Small Capitalization Value Fund from September 26, 1997 through October 31, 1998 was -16.56% and the actual total return of Advisor Shares of the MidCap Value Fund from October 23, 1998 through October 31, 1998 was 4.52%.


***  For the 30-day period ended October 31, 1998.

         From time to time, Schroder may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses, as described in the Trust's current Prospectuses. Any such waiver or assumption would increase a Fund's yield and total return for each class of shares during the period of the waiver or assumption.

CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. The custodian does not determine the investment policies of the Trust or decide which securities the Trust will buy or sell.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT

         Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171, serves as registrar, transfer agent and dividend-paying agent for the Trust.

INDEPENDENT AUDITORS

         Arthur Andersen LLP, 1345 Avenue of the Americas, New York, NY 10105, is the Trust's independent accountants and provides audit services, tax return preparation services, and assistance and consultation in connection with the Trust's various Securities and Exchange Commission filings.

SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS


The Financial Statements required by Part B and the related Report of Independent Public Accountants are incorporated herein by reference to the Trust's Annual Report, dated October 31, 1998, which was filed electronically with the Securities and Exchange Commission on December 30, 1998 (Accession
Number: 0000950135-98-006447).

                                   APPENDIX A



                        DESCRIPTION OF SECURITIES RATINGS



MOODY'S INVESTORS SERVICE INC. ("MOODY'S")
Fixed-Income Security Ratings



"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.



"A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



"Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.



              Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.



"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.



"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.



COMMERCIAL PAPER RATINGS



Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".



Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.



STANDARD & POOR'S RATING GROUP ("STANDARD & POOR'S")
Fixed-Income Security Ratings



A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.



"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.



"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.


"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.


              Fixed-income securities rates "AAA", "AA", "A", and "BBB" are considered invest grade.


"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.


"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.



"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.



"CC" The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.



"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.



"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.



"D" The rating "D" is reserved for fixed-income securities when the issue is in payment default, or the obligor has filed for bankruptcy. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will made during such grace period.



"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.



Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.



Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.



COMMERCIAL PAPER RATINGS



Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.



Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.



"A-1" Indicates that the degree of safety regarding timely payment is very strong.



"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".



"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                     PART C

                                OTHER INFORMATION



ITEM 23.  EXHIBITS

                  (a)      -   Agreement and Declaration of Trust is filed
                               herewith
                  (b)      -   Bylaws are filed herewith
                  (c) (i)  -   Forms of certificate representing shares of
                               beneficial interest*
                      (ii) -   Portions of Agreement and Declaration of Trust
                               Relating to Shareholders' Rights are filed
                               herewith
                      (iii)-   Portions of Bylaws Relating to Shareholders'
                               Rights are filed herewith
                  (d) (i)  -   Management Contract is filed herewith
                      (ii) -   Form of Management Contract for MidCap Value
                               Fund*
                  (e)      -   Distributor's Contract is filed herewith
                  (f)      -   Inapplicable
                  (g)      -   Custodian Agreement is filed herewith
                  (h) (i)  -   Transfer Agent and Service Agreement is filed
                               herewith
                      (ii) -   Administration Agreement is filed herewith
                      (iii)-   Form of Shareholder Service Agreement for Advisor
                               Shares*
                      (iv) -   Form of Shareholder Servicing Plan for
                               Advisor Shares*
                  (i)      -   Opinion and Consent of Ropes & Gray is filed
                               herewith
                  (j)      -   Consent of Independent Public Accountants is
                               filed herewith
                  (k)      -   Inapplicable
                  (l)      -   Initial Capital Agreement is filed herewith
                  (m)      -   Form of Distribution Plan and Agreement for
                               Advisor Shares*
                  (n)      -   Financial Data Schedules for fiscal 1998 are
                               filed herewith
                  (o)      -   Multiclass (Rule 18f-3) Plan*
                  (p) (i)  -   Powers of Attorney for Messrs. Dinkins, Howell,
                               Knight, and Williams*
                      (ii) -   Powers of Attorney for Messrs. Smith and Cassidy,
                               and Ms. Haugh*
                      (iii)-   Powers of Attorney for Messrs. Guernsey and
                               Means*



----------------------------------
         *  Previously filed.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUNDS

         The Schroder & Co. Inc. Profit-Sharing, Savings Incentive, and Pension Plans and the Lewco Securities Corp. Profit Sharing and Thrift Plans may be deemed to "control" certain of the Funds. See "Principal Holders of Securities" in the Statement of Additional Information.

ITEM 25.  INDEMNIFICATION

         Article VIII of the Registrant's Agreement and Declaration of Trust provides as follows:

         SECTION 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

         SECTION 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

         SECTION 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in
Section 2(a)(19) of the 1940 Act (or who has been exempted from being an "interested person" by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                              -------------------


         Reference is made to the Distributor's Contract, filed herewith, which contains provisions for the indemnification by Schroder Fund Advisors Inc. of the Registrant and Trustees and officers of the Registrant under certain circumstances. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees and officers of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee or officer of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee or officer in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The directors and officers of the Registrant's investment adviser have been engaged during the past two fiscal years in no business, vocation, or employment of a substantial nature other than as directors, officers, or employees of the investment adviser or certain of its corporate affiliates, except the following, whose principal occupations during that period, other than as directors or officers of the investment adviser or certain of its corporate affiliates, are as follows: Ashbel C. Williams, Jr., President and Director, who was Executive Director, Florida State Board of Administration; Paul M. Morris, Director, who was Principal and Senior Portfolio Manager at Weiss Peck & Greer, L.L.C.; and Susan S. Hager, Vice President, who was an Analyst at Pioneering Management. The address of the investment adviser and its corporate affiliates is 787 Seventh Avenue, New York, New York 10019.

ITEM 27.  PRINCIPAL UNDERWRITERS

         (a) Schroder Fund Advisors Inc. currently acts as the principal underwriter for each Fund of Registrant and each series of Schroder Capital Funds (Delaware), Schroder Capital Funds, Schroder Capital Funds II, and Schroder Series Trust II.

         (b) The directors and officers of the Registrant's principal underwriter are as follows:


                          Positions and Offices  Positions and Offices
Name                      with Registrant        with Underwriter
----                      ---------------------  --------------------------

Kathleen Adams            None                   Vice President

Nigel Burnham             None                   Assistant Vice President

Fergal Cassidy            Treasurer              Treasurer; Chief Financial
                                                 Officer

Victoria Drake            None                   Assistant Secretary

Barbara Gottlieb          Assistant Clerk        Vice President

James L. Gray             None                   Senior Vice President

Lynne D. Gravelle         None                   Vice President

Sharon L. Haugh           Trustee                Director; Chairman

Sean P. Keegan            None                   Vice President

Catherine A. Mazza        Vice President         President

Alexandra Poe             Clerk                  General Counsel; Senior Vice
                                                 President; Secretary

Mark J. Smith             Trustee and Chairman   Director; Senior Vice President

M. Randall Strickland     None                   Vice President



         The principal business address of each person listed above is 787 Seventh Avenue, New York, New York 10019.

         (c) Inapplicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

         Persons maintaining physical possession of accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant's Clerk, Alexandra Poe; Registrant's investment adviser, Schroder Capital Management Inc.; Registrant's custodian, State Street Bank & Trust Company; and Registrant's transfer agent and registrar, Boston Financial Data Services, Inc. The address of the Clerk and investment adviser is 787 Seventh Avenue, New York, New York 10019. The address of the custodian is 225 Franklin Street, Boston, Massachusetts 02110. The address of the transfer agent and registrar is Two Heritage Drive, Quincy, Massachusetts, 02171.

ITEM 29.  MANAGEMENT SERVICES

         None.

ITEM 30.  UNDERTAKINGS

         (a) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

         (b) The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest, to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.



                                     NOTICE

         A copy of the Agreement and Declaration of Trust of Schroder Series Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York, on this 22nd day of February, 1999.


                                             SCHRODER SERIES TRUST


                                             By: /s/ Catherine A. Mazza
                                                --------------------------------
                                                Name: Catherine A. Mazza
                                                Title: Vice President



        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on this 22nd day of February, 1999.


        SIGNATURE                                         TITLE
        ---------                                         -----

             *                                       President of the Trust
-------------------------------
Ashbel C. Williams, Jr.



             *
-------------------------------                       Treasurer and
Fergal Cassidy                                        Principal Financial and
                                                      Accounting Officer of the
                                                      Trust


             *                                        Trustee
-------------------------------
David N. Dinkins


             *                                        Trustee
-------------------------------
John I. Howell


             *                                        Trustee
-------------------------------
Peter S. Knight


             *                                        Trustee
-------------------------------
Peter E. Guernsey


             *                                        Trustee
-------------------------------
Sharon L. Haugh


        SIGNATURE                                         TITLE
        ---------                                         -----

                                                      Trustee
-------------------------------
Clarence F. Michalis


             *                                        Trustee
-------------------------------
William L. Means


                                                      Trustee
-------------------------------
Hermann C. Schwab


            *                                         Trustee and
-------------------------------                       Chairman of the
Mark J. Smith                                         Trust


                                                *  By:  /s/ Catherine A. Mazza
                                                      --------------------------
                                                        Catherine A. Mazza
                                                        Attorney-In-Fact

                                  EXHIBIT INDEX


Exhibit No.                 Title                                           Page
-----------                 -----                                           ----

(a)            Agreement and Declaration of Trust
(b)            Bylaws
(c)(ii) Portions of Agreement and Declaration of Trust relating to Shareholders' Rights
(c)(iii)       Portions of Bylaws relating to Shareholders' Rights
(d)(i)         Management Contract
(e)            Distributor's Contract
(g)            Custodian Agreement
(h)(i)         Transfer Agent and Service Agreement
(h)(ii)        Administration Agreement
(i)            Opinion and Consent of Ropes & Gray
(j)            Consent of Independent Public Accountants
(l)            Initial Capital Agreement
(n)(ex.27)     Financial Data Schedules
